File No. 333-280471

811-23977

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.   [ ]

 Post-Effective Amendment No. 6  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 8  [X]

(Check appropriate box or boxes.)

BNY Mellon ETF Trust II

(Exact Name of Registrant as Specified in Charter)

240 Greenwich Street, New York, New York 10286

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.

240 Greenwich Street

New York, New York 10286

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

  on pursuant to paragraph (b)

 X 60 days after filing pursuant to paragraph (a)(1)

 __ on pursuant to paragraph (a)(1)

 ____ days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following post-effective amendment to the Registrant's Registration Statement on Form N-1A only affects the Registration Statement of the series listed below:

BNY Mellon Enhanced Dividend Income ETF

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

BNY Mellon ETF Trust II

Prospectus | [ ], 2025

BNY Mellon Enhanced Dividend Income ETF
Ticker: [ ]

Principal U.S. Listing Exchange: [ ]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon Enhanced Dividend Income ETF	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	14
Distributor and Distribution and Service Plan	15
Additional Information

Additional Purchase and Sale Information	17
Portfolio Holdings Disclosure	18
Distributions	18
Additional Tax Information	18
General Information	21
Financial Highlights

Financial Highlights	22
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)

Management fees	[ ]%
Distribution and service (12b-1) fees	None

Other expenses	[ ]%

Total annual fund operating expenses	[ ]%

* It is currently contemplated that, effective on or about [______], 2025, [_______________] (Predecessor Fund), a series of [______], will be reorganized into the fund (Reorganization). The fund will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. The “Annual Fund Operating Expenses” have been restated to reflect the fund’s expected fees and expenses for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend paying common stocks, convertible preferred stocks, equity-linked notes (ELNs), depositary receipts (ADRs), and real estate investment trusts (REITs). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA or sub-adviser), chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The sub-adviser focuses on stocks of companies that it believes are undervalued.

In selecting securities, the fund's sub-adviser first uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• intrinsic value: the sub-adviser analyzes a company's traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;

• sound business fundamentals: the sub-adviser analyzes a company's balance sheet, income, and cash flow data to determine the company's financial history and current status;

• positive business momentum: the sub-adviser analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company's business momentum is expected to be short-term in nature and already reflected in the company's stock price, or expected to lead to longer-term stock price appreciation; and

• income: the sub-adviser believes a company's dividend yield and potential for future dividend growth can contribute to the fund's total return.

Next, based on fundamental analysis, the fund's sub-adviser generally identifies the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, the fund's sub-adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The sub-adviser's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The fund's portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The fund may also invest up to 10% of its net assets, at the time of purchase, in equity linked notes (ELNs). ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy, however, may be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

The ELNs in which the fund invests are designed to provide distributable income to the fund. The rate of distributable income is adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN's options writing strategy. Such income may reduce the fund's volatility by offsetting potential losses incurred by the equity portion of the fund's portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the fund's ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the fund's maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financial sector.

The fund typically sells a security when the sub-adviser's buy rationale has changed. This might be because the target price has been reached or the sub-adviser believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Value stock risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large-cap stock risk: By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Convertible preferred stock risk. Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  Convertible preferred shares do not usually come with voting rights. Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (1940 Act). To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• ELN risk: The fund's investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the fund invests will write call options on reference securities. An ELN in which the fund invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the fund may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the fund may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the fund's turnover rate, transaction costs and tax liability. The ELNs in which the fund invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the fund will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the fund will be able to sell the ELN at such price or at all. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

It is currently contemplated that, effective on or about [_____,] 2025, the Predecessor Fund will be reorganized into the fund, at which time the fund will commence operations. The performance information shown below reflects that of Class [ ] shares of the Predecessor Fund, which had a different fee structure than the fund. Past performance may have been different if the fund's current fee structure had been in place during the period. The fund's investment strategy differs from that of the Predecessor Fund. Therefore, the performance returns shown are based on the Predecessor Fund's investment strategy.

The following bar chart and table provide some indication of the risks of investing in the fund. Performance results shown in the bar chart and the performance table below reflect the performance of Class [ ] shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund's performance from year to year. The table compares the average annual total returns of the Predecessor Fund to those of the [_______] Index, a broad measure of market performance. The Predecessor Fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  More information related to performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

[_]% [_]% [_]% [_]% [_]% [_]% [_]% [_]% [_]% [_]%

‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24

During the periods shown in the chart: Best Quarter Q[_], 20[_]: [_]% Worst Quarter Q[_], 20[_]: [_]%

The year-to-date total return of the Predecessor Fund's Class [ ] shares as of [ ], 2025 was [ ]%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Returns before taxes	[_]%	[_]%	[_]%
Returns after taxes on distributions	[_]%	[_]%	[_]%
Returns after taxes on distributions and sale of fund shares	[_]%	[_]%	[_]%
[ ] Index (reflects no deductions for fees, expenses or taxes)	[_]%	[_]%	[_]%

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser.

[ ] are the fund's primary portfolio managers, positions they have held since the fund's inception in [ ], 2025. [ ] have been primary portfolio managers of the Predecessor Fund since [_____]. [ ] is [ ] at NIMNA. [ ] is [ ] at NIMNA. [ ] is a portfolio manager at NIMNA. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the [____], other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective may be changed by the fund's board without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend paying common stocks, convertible preferred stocks, equity-linked notes (ELNs), depositary receipts (ADRs), and real estate investment trusts (REITs). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, NIMNA, chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The sub-adviser focuses on stocks of companies that it believes are undervalued.

In selecting securities, the fund's sub-adviser first uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• intrinsic value: the sub-adviser analyzes a company's traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;

• sound business fundamentals: the sub-adviser analyzes a company's balance sheet, income, and cash flow data to determine the company's financial history and current status;

• positive business momentum: the sub-adviser analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company's business momentum is expected to be short-term in nature and already reflected in the company's stock price, or expected to lead to longer-term stock price appreciation; and

• income: the sub-adviser believes a company's dividend yield and potential for future dividend growth can contribute to the fund's total return.

Next, based on fundamental analysis, the fund's sub-adviser generally identifies the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, the fund's sub-adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The sub-adviser's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The fund's portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The fund may also invest up to 10% of its net assets, at the time of purchase, in equity linked notes (ELNs). ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy may, however, be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

The ELNs in which the fund invests are designed to provide distributable income to the fund. The rate of distributable income is adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN's options writing strategy. Such income may reduce the fund's volatility by offsetting potential losses incurred by the equity portion of the fund's portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the fund's ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the fund's maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financial sector.

The fund typically sells a security when the sub-adviser's buy rationale has changed. This might be because the target price has been reached or the sub-adviser believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure.

Although not a principal investment strategy, the fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information (SAI).

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Value stock risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large-cap stock risk: By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Convertible preferred stock risk: Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate. In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. Convertible preferred shares do not usually come with voting rights. Most convertible preferred stock is converted at the request of the shareholder, but sometimes there is a provision that allows the company, or issuer, to force the conversion. If common shares trade above the conversion price, convertible preferred shareholders may find it worthwhile to convert their stock to common shares. Shareholders who convert their shares give up their rights as preferred shareholders (no fixed dividend or higher claim on assets). Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• ELN risk: The fund's investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the fund invests will write call options on reference securities. An ELN in which the fund invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the fund may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the fund may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the fund's turnover rate, transaction costs and tax liability. The ELNs in which the fund invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the fund will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the fund will be able to sell the ELN at such price or at all. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operation. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

• Management risk: The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Non-Principal Investment Risks. In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted.

• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Securities lending risk: The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to [sixteen] funds, and as of [ ], 2025, oversees approximately $[ ] billion in assets. The fund will pay the Adviser a management fee at an annual rate of [ ]% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of [ ], 2025, BNY had $[ ] trillion in assets under custody and administration and $[ ] trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund in the trust, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Newton Investment Management North America LLC, located at 201 Washington Street, Boston, MA 02108, to serve as the fund's sub-adviser. NIMNA is an indirect wholly owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. As of [ ], 2025, NIMNA had approximately $[ ] billion in assets under management. NIMNA, subject to the Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of [ ], 2025, had approximately $[ ] billion in assets under management. NIM is an indirect subsidiary of BNY regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.

A discussion regarding the basis for the board's approval of the fund's advisory agreement with the Adviser, the sub-investment advisory agreement between the Adviser and NIMNA on behalf of the fund, and the sub-sub-investment advisory agreement between NIMNA and NIM will be available in the fund's Form N-CSR for the period ended [ ], 2025.

The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

The Adviser or BNY Mellon Securities Corporation (BNYSC), the fund's distributor, may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services that facilitate investment in the fund. Such payments are separate from any 12b-1 fees and/or other expenses that may be paid by the fund. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide sub-administration and/or recordkeeping services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the Adviser's or BNYSC's own resources to financial intermediaries that make shares of the fund available to their clients, develop new products that feature the fund, create educational content about the fund, or otherwise promote the fund or include the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Adviser or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Portfolio Managers

[ ] are the fund's primary portfolio managers, positions they have held since the fund's inception in [ ], 2025. [ ] have been primary portfolio managers of the Predecessor Fund since [_____]. [ ] is [ ] at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since [ ]. [ ] is [ ] at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since [ ]. [ ] are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

The fund's SAI provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, NIMNA, NIM, and BNY Mellon Securities Corporation (BNYSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYSC, a wholly-owned subsidiary of BNY, serves as the fund's distributor. BNYSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan), pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the [___________] ([__])and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.bny.com/investments with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year (or the life of the fund, if shorter); (v) the fund's median bid-ask spread over the last thirty calendar days (when available); and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

[_____] will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund's investment strategy, or whether they would cause the fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by the fund's shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the fund's income and net realized gains on the fund' s investments. The fund intends to pay out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the fund are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund intends to elect and intends to qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions.

In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by the fund from a REIT and distributed from the fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with the fund's securities lending activities will not be treated as qualified dividend income. Certain of the fund's investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. The fund's investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce the fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of the fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Investments in Certain Foreign Corporations. The fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the fund before making an investment in the fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in PFICs and CFCs can be found in the SAI.

Taxation of REIT Investments. The fund may invest in U.S. REITs. "Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury regulations on which the fund may rely, distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Assuming a shareholder holds shares of the fund as capital assets, any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of fund shares purchased or sold with the applicable share price.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

Financial Highlights

These financial highlights describe the performance of Class [ ] shares of the Predecessor Fund for the fiscal periods indicated. Certain information reflects financial results for a single share. "Total return" shows how much an investment in Class [ ] shares of the Predecessor Fund would have increased (or decreased) during each period, assuming all dividends and distributions were reinvested. These financial highlights have been derived from the financial statements of Class [ ] shares of the Predecessor Fund, which have been audited, except as noted below, by the Predecessor Fund’s independent registered public accounting firm, whose reports, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund’s Form N-CSR, which is available upon request.

[Predecessor Fund]
	Six Months Ended	Year Ended [_____]
Class [_] Shares	[______] (Unaudited)	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period
Investment Operations:
Net investment income[a]
Net realized and unrealized
gain (loss) on investments
Total from Investment Operations
Distributions:
Dividends from net investment income
Dividends from net realized gain on investments
Total Distributions
Net asset value, end of period
Total Return (%)[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio Turnover Rate
Net Assets, end of period ($ x 1,000)

a Based on average shares outstanding.

b [Exclusive of sales charge.]

For More Information

BNY Mellon Enhanced Dividend Income ETF

More information on the fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

The fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, will be available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust II discloses, at www.bny.com/investments, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust II
240 Greenwich Street
New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from www.bny.com/investments.

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23977

© 2025 BNY Mellon Securities Corporation ____P0424

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2025

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current prospectus dated [_______, 2025], of BNY Mellon Enhanced Dividend Income ETF (the "fund"), a series of BNY Mellon ETF Trust II (the "Trust"), as such prospectus may be revised from time to time. To obtain a copy of the fund's prospectus, please call your financial adviser, or write to the fund at 240 Greenwich Street, New York, New York 10286, visit at www.bny.com/investments, or call 1-833-ETF-BNYM (383-2696) (inside the U.S. only).

Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI. The most recent annual report and semi-annual report to shareholders and Form N-CSR for the fund's Predecessor Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Form N-CSR with respect to the Predecessor Fund are incorporated by reference into this SAI.

The fund's Principal U.S. Listing Exchange: [_______]

The fund's Ticker: [____]

4866-SAI-1024

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES	III-1
Frequent Purchases and Exchanges	III-1

INFORMATION ABOUT SHAREHOLDER SERVICES	III-1
INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS	III-1
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-2
Equity Securities	III-2
Common Stock	III-2
Preferred Stock	III-2
Tracking Stock	III-3
Convertible Securities	III-3
Warrants and Stock Purchase Rights	III-3
IPOs	III-4
IPOs Generally	III-4
Equity IPOs	III-4
Real Estate Investment Trusts	III-4
Fixed-Income Securities	III-4
U.S. Government Securities	III-5
Ratings of Securities; Unrated Securities	III-6
High Yield and Lower-Rated Securities	III-7
Money Market Instruments	III-8
Bank Obligations	III-8
Repurchase Agreements	III-9
Commercial Paper	III-9
Foreign Securities	III-10
Depositary Receipts and New York Shares	III-12
Investment Companies	III-12
Exchange-Traded Funds and Similar Exchange-Traded Products (	III-13
Derivatives	III-13
Risks	III-13
CPO Exemption	III-15
Specific Types of Derivatives	III-15
Foreign Currency Transactions	III-24
Lending Portfolio Securities	III-25
Borrowing Money	III-25
Forward Commitments	III-25
Illiquid Investments	III-26
Section 4(a)(2) Paper and Rule 144A Securities	III-26
Diversificaton Status	III-26
Cybersecurity Risk	III-26
Recent Market and Economic Developments	III-27
RATING CATEGORIES	III-27
S&P	III-27
Long-Term Issue Credit Ratings	III-28
Short-Term Issue Credit Ratings	III-29
Municipal Short-Term Note Ratings Definitions	III-29
Moody's	III-30
Long-Term Obligation Ratings and Definitions	III-30
Short-Term Ratings	III-30
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-30
Fitch	III-31
Corporate Finance Obligations – Long-Term Rating Scales	III-31
Structured, Project & Public Finance Obligations – Long-Term Rating Scales	III-32
Short-Term Ratings Assigned to Issuers and Obligations	III-33
ADDITIONAL INFORMATION ABOUT THE BOARD	III-33
Board Oversight Role in Management	III-33

Board Composition and Leadership Structure	III-34
Additional Information About the Board and its Committees	III-34
MANAGEMENT ARRANGEMENTS	III-34
The Adviser	III-34
Sub-Adviser	III-35
Portfolio Managers and Portfolio Manager Compensation	III-35
NIMNA/NIM	III-35
Certain Conflicts of Interest with Other Accounts	III-35
Code of Ethics	III-37
Distributor	III-37
Service Agents	III-37
Transfer Agent, Custodian, and Administrator	III-38
Annual Anti-Money Laundering Program Review	III-38
Fund's Compliance Policies and Procedures	III-38
Combined Prospectuses	III-38
Escheatment	III-38
DETERMINATION OF NAV	III-39
Valuation of Portfolio Securities	III-39
Calculation of NAV	III-39
Expense Allocations	III-40
Exchange and Transfer Agent Closings	III-40
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-40
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	III-40
Taxation of the Fund	III-41
Taxation of Shareholders - Distributions	III-42
Taxation of Shareholders – Sale of Shares	III-44
Cost Basis Reporting	III-44
Taxation of Fund Investments	III-45
Foreign Taxes	III-46
Tax –Exempt Shareholders	III-47
Foreign Shareholders	III-47
Backup Withholding	III-48
Creation Units	III-48
Certain Potential Tax Reporting Requirements	III-49
State Tax Matters	III-49
PORTFOLIO TRANSACTIONS	III-49
Trading the Fund's Portfolio Securities	III-50
Soft Dollars	III-51
IPO Allocations	III-52
DISCLOSURE OF PORTFOLIO HOLDINGS	III-53
Policy on Disclosure of Portfolio Holdings	III-53
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES	III-53
Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures	III-53
Voting Proxies of Designated BHCs	III-53
Voting Shares of Certain Registered Investment Companies	III-54
Securities on Loan	III-55
GLOSSARY	III-58
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF THE FIRM DELEGATED FUND PROXY VOTING AUTHORITY	1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the fund, together with information as to their positions with the fund, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Name (Age) Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex2 Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona (69) Chairman of the Board1	2024	BNY Mellon Family of Funds, Interested Director (2014 – 2018), Independent Director (2019 – Present); BNY Mellon Liquidity Funds, Director (2004-2024) and Chairman (2019 – 2021).	31	N/A

Kristen M. Dickey (64) Board Member1	2024	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018).	15	N/A

F. Jack Liebau, Jr. (61) Board Member1	2024	Corporate director (since 2015); Managing Director at Beach Investment Counsel, a financial advisory firm (2020-2024).	15

Myers Industries, an industrial company, Director (2015 – Present) and Chairman of the Board (2016 – Present); STRATTEC Security Corp., an automotive power and security solutions company, Director (2023 – Present) and Chairman of the Board (2024 – Present); and Motorcar Parts of America, an automotive parts company, Director (2024 – Present).

Jill I. Mavro (52) Board Member[1]	2024	Managing Director at CapWGlobal, LLC, a financial technology consulting company (since 2020); Founder and Principal of Spoondrift Advisory, LLC (since 2018).	15	N/A

Kevin W. Quinn (65) Board Member[1]	2024	Partner at PricewaterhouseCoopers, LLC (until 2019).	15	N/A

Stacy L. Schaus (64) Board Member[1]	2024	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (from 2019 until 2021).	15	N/A

1 Serves on the board's audit committee and nominating committee.
2 Represents the number of separate portfolios comprising the investment companies in the "Fund Complex," including the fund, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of The Dreyfus Corporation, the predecessor company of BNY Mellon Investment Adviser, Inc., and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of The Dreyfus Corporation, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, a predecessor firm to the Distributor, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which he joined in 1981.

Kristen M. Dickey – Ms. Dickey has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018, and as a non-executive director of AIMIA, Inc. since 2022. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively.

F. Jack Liebau, Jr. – Mr. Liebau has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, a Managing Director at Beach Investment Counsel from 2020 to 2024, and a private investor and corporate director since 2015. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries from 2015 to present and the Chairman of the Board from 2016 to present, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company from 2017 to present, an independent director of S3 Software, an unlisted software company serving media companies, from 2020 to present, a director of automotive power and security solutions company STRATTEC Security Corp. from 2023 to present and the Chairman of the Board since 2024, and a director of automotive parts company Motorcar Parts of America from 2024 to present.

Jill I. Mavro – Ms. Mavro has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Mavro gained over 23 years of experience in the asset management industry before her retirement in 2018. She served in various roles at State Street Global Advisors over the course of her career, including as an associate and principal in the asset servicing division from 1995 to 1997, a principal and vice president in the asset management division from 1997 to 2002, a vice president and sales manager from 2002 to 2004, Vice President—Head of National Accounts from 2004 to 2012, Managing Director—Head of Strategic Relationships from 2012 to 2016 and Senior Managing Director—Head of Strategic Relationships from 2016 to 2018. Ms. Mavro has served as a Managing Director at CapWGlobal, LLC since 2020. Ms. Mavro has served as a board member of several organizations, including as a board member of Sectoral Asset Management from 2013 to 2015, a member of the Overseers Board of Beth Israel Deaconess Medical Center from 2014 to present, a board member of nonprofit Women in ETFs, Inc. from 2013 to present and a member of the SPDR Executive Committee at State Street Global Advisors from 2014 to 2018.

Kevin W. Quinn – Mr. Quinn has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from 2001-2013, Mutual Funds Against Cancer from 2003-2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997-2000.

Stacy L. Schaus – Ms. Schaus has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019. Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to 2021) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019 and as an advisory board member of A&P Capital, a consulting firm, from 2019 until 2021.

Committee Meetings

The board has the following standing committees: audit committee and nominating committee. Because the fund has not commenced operations as of the date of this SAI, there have been no committee meetings with respect to the fund.

Board Members' Fund Share Ownership

The fund has not commenced operations as of the date of this SAI and therefore, as of the date of this SAI, no board member owned any shares in the fund. [As of the date of this SAI, no board member owned shares in the Predecessor Fund.]

As of December 31, 2024, none of the independent board members or their immediate family members owned securities of the Adviser, the Sub-Adviser, the sub-sub-adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser, the sub-sub-adviser, or the Distributor.

Board Members' Compensation

The Independent Board Members are not compensated directly by the fund. The Independent Board Members are paid by the Adviser from the unitary management fee paid to the Adviser by the fund. The Independent Board Members are also reimbursed for their covered expenses. The below is an estimate of the aggregate amount of fees to be paid to each current Independent Board Member for the fund's fiscal period ending [_________], 2025.

Name of Independent Board Member	Aggregate Compensation from the Trust(1)	Pension of Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Independent Board Members(2)
J. Charles Cardona	$61,770	N/A	N/A	$405,250
Kristen M. Dickey	$49,416	N/A	N/A	$115,000
F. Jack Liebau, Jr.	$49,416	N/A	N/A	$115,000
Jill I. Mavro	$49,416	N/A	N/A	$115,000
Kevin W. Quinn	$56,736	N/A	N/A	$132,250
Stacy L. Schaus	$49,416	N/A	N/A	$115,000

(1) Represents an estimate of the aggregate amount of fees to be paid to each current Independent Board Member for the fund's fiscal period ending [_______], 2025.

(2) Represents total compensation from all investment companies in the fund complex, including the fund, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

OFFICERS

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[1] for which Officer serves as an Officer

David DiPetrillo 1978 President 2024

Vice President and Director of BNYIA since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product BNY Investments from January 2018 to February 2023.

46 (87 portfolios)
Sarah S. Kelleher 1975 Vice President and Secretary 2024	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.	47 (104 portfolios)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[1] for which Officer serves as an Officer

Amanda Quinn 1985 Vice President and Assistant Secretary 2024	Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024.	47 (104 portfolios)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2024	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.	47 (104 portfolios)
Lisa M. King 1968 Vice President and Assistant Secretary 2024	Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Asset Servicing from February 2016 to June 2023.	47 (104 portfolios)
John Squillace 1959 Chief Compliance Officer 2024

Chief Compliance Officer since May 2024 of BNY Mellon ETF Investment Adviser, LLC and BNY Mellon ETF Trust; Chief Compliance Officer of BNY Mellon Securities Corporation’s investment advisory business since January 2016; and Chief Compliance Officer of BNYIA since July 2021.

2 (14 portfolios)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2024	Senior Managing Counsel of BNY.	47 (104 portfolios)
Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2024

Chief Legal Officer of BNYIA and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.

47 (104 portfolios)
Daniel Goldstein 1969 Vice President 2024

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023.

46 (87 portfolios)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[1] for which Officer serves as an Officer

Joseph Martella 1976 Vice President 2024

Vice President of the BNYIA since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023.

46 (87 portfolios)
James Windels 1958 Treasurer 2024	Director of BNYIA since February 2023; Vice President of BNYIA since September 2020; and Director – BNY Fund Administration.	47 (104 portfolios)
Roberto G. Mazzeo 1980 Assistant Treasurer 2024	Financial Reporting Manager – BNY Fund Administration.	47 (104 portfolios)
Gavin C. Reilly 1968 Assistant Treasurer 2024	Tax Manager - BNY Fund Administration.	47 (104 portfolios)
Robert Salviolo 1967 Assistant Treasurer 2024	Senior Accounting Manager – BNY Fund Administration.	47 (104 portfolios)
Robert Svagna 1967 Assistant Treasurer 2024	Senior Accounting Manager – BNY Fund Administration.	47 (104 portfolios)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2024	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust.	41 (98 portfolios)

1 "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts advised by the fund's primary portfolio managers and assets under management in those accounts as of [_______, 2024].

Primary Portfolio Managers	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]

The following table provides information on accounts managed (included within the table above) by the primary portfolio managers that are subject to performance-based advisory fees.

Primary Portfolio Managers	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]
[_]	[_]	$[_]	[_]	$[_]	[_]	$[_]

Because the fund has not commenced operations as of the date of this SAI, the portfolio managers did not own any shares in the fund.

The following table lists the dollar range of the Predecessor Fund shares beneficially owned by the primary portfolio managers as of [______, 2024].

Primary Portfolio Managers	Dollar Range of Predecessor Fund Shares Beneficially Owned

[_]	[ ]
[_]	[ ]
[_]	[ ]

ADVISER'S AND SUB-ADVISER'S COMPENSATION; COMPLIANCE SERVICES

Adviser's Compensation

The fund will pay a monthly management fee to the Adviser at the annual rate of [0.__]% of the value of the fund's average daily net assets.

For the Predecessor Fund's last three fiscal years ended [ ], the investment advisory fees payable by the Predecessor Fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the investment adviser to the Predecessor Fund and the net fees paid by the Predecessor Fund were as follows:

2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Sub-Adviser's Compensation

The Adviser will pay a monthly sub-advisory fee to NIMNA, as Sub-Adviser, at the annual rate of [0.__]% of the value of the fund's average daily net assets. The Adviser, and not the fund, pays the Sub-Adviser's fee rate.

For the Predecessor Fund's last three fiscal years the fees paid by the predecessor investment adviser to NIMNA, the Predecessor Fund's sub-adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by such sub-adviser and the net fees paid were as follows:

2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Compliance Services

The fund's compliance program is developed, implemented and maintained by the fund's CCO and his staff. The CCO's staff works on the compliance program and related matters for the fund. There will be no allocation to the fund of compensation expenses for the CCO and his staff. Because the fund is a unitary fee fund, such compliance compensation and expenses are borne by the Adviser.

The portion of the compensation of the Predecessor Fund's CCO (which was approved by the Predecessor Fund's board), as well as the compensation of the CCO's staff and the expenses of the CCO and staff (including administrative expenses) are borne by the Predecessor Fund. The Predecessor Fund's CCO and his staff work exclusively on the compliance program and related matters for the funds in the BNY Mellon Funds Trust and funds in the BNY Mellon Family of Funds, and compensation and expenses of the CCO and the CCO staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including sub-advisers). Such compensation and expenses for the Predecessor Fund for its last fiscal year was $[___].

ADMINISTRATION COMPENSATION

The fund does not have a separate administration fee.

Administration fees paid by the Predecessor Fund to The Bank of New York Mellon for the last three fiscal years were as follows:

2024 Fiscal Year	2023 Fiscal Year	2022 Fiscal Year

$[_]	$[_]	$[_]

SECURITIES LENDING ACTIVITIES

The board has approved participation in a securities lending program for the fund. Under the securities lending program, The Bank of New York Mellon serves as the fund's securities lending agent ("Securities Lending Agent"). As the fund was not operational as of the date of this SAI, the fund has not earned any income from securities lending nor paid any fees to the Securities Lending Agent.

The dollar amounts of income and fees and compensation paid to all service providers (including fees, if any, paid to the Predecessor Fund's investment adviser for cash collateral management and fees paid to The Bank of New York Mellon as securities lending agent), related to the Predecessor Fund's securities lending activities during the fiscal year ended [ ], 2024 were as follows:

Gross income from securities lending activities (including income from cash	$[ ]

collateral reinvestment)
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$[ ]
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[ ]
Administrative fees not included in revenue split	$[ ]
Indemnification fees not included in revenue split	$[ ]
Rebate (paid to borrower)	$[ ]
Other fees not included in revenue split	$[ ]
Aggregate fees/compensation for securities lending activities	$[ ]
Net income from securities lending activities	$[ ]

The services intended to be provided by The Bank of New York Mellon as Securities Lending Agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the fund's board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the fund's instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the fund's instructions; and arranging for return of loaned securities to the fund at loan termination.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The fund does not charge sales loads or CDSCs. The following table lists, for the Predecessor Fund’s last three fiscal years ended [_______], the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor, as distributor to the Predecessor Fund.

	2024 Fiscal Year	2023 Fiscal Year	2022 Fiscal Year

Total commissions	$[ ]	$[ ]	$[ ]
Commission amount retained	$[ ]	$[ ]	$[ ]
Total CDSCs	$[ ]	$[ ]	$[ ]
CDSC amount retained	$[ ]	$[ ]	$[ ]

The amounts below reflect the amounts paid by the Predecessor Fund to the Distributor for the fiscal year ended [ ], 2024 under the Predecessor Fund’s distribution plan and/or shareholder services plan, as applicable.

Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

Distribution Plan	[_]	$[ ]	N/A	N/A	$[ ]
Shareholder Services Plan	[_]	$[ ]	N/A	N/A	$[ ]
	[_]	$[ ]	N/A	N/A	$[ ]
	[_]	$[ ]	N/A	N/A	$[ ]

OFFERING PRICE

The fund offers and issues its shares at their net asset value ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit"). The fund generally offers and issues its shares either in exchange for (i) a basket of securities designated by the fund ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by the fund (i.e., Deposit Securities or Deposit Cash) is set forth under "Purchase and Redemption of Creation Units" later in this SAI. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Trust also reserves the right to deviate from a representative selection of the fund's portfolio holdings as part of the Deposit Securities if such deviation is in the best interests of the fund and its shareholders. The shares have been approved for listing and secondary trading on a national securities exchange ("Exchange"). The shares will trade on the Exchange at market prices. These prices may differ from the shares' NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). For the preceding, the Trust reserves the right to deviate from a representative selection of the fund's portfolio holdings if such deviation is in the best interests of the fund and its shareholders.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement. See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply as discussed in the section "Purchase and Redemptions of Creation Units" in Part II of this SAI below.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker- dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares of the fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the fund's prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (the "Selling Shareholder") may purchase Creation Units through a broker-dealer to "seed" (in whole or in part) funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided "seed" for funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the fund shares are being registered to permit the resale of these shares from time to time after purchase. The fund will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.

The Selling Shareholder intends to sell all or a portion of the fund shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge fund shares to broker-dealers that in turn may sell such fund shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of fund shares, which fund shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of fund shares may be deemed to be "underwriters" within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the fund shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the fund's prospectus under "Purchase and Sale of Fund Shares" and "Additional Purchase and Sale Information." The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of the fund under any of the following circumstances: (i) if the Exchange becomes aware that the fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the fund, there are fewer than 50 beneficial holders of the fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of the fund. The Trust reserves the right to adjust the share price of the fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the fund is the U.S. dollar. The base currency is the currency in which the fund's NAV per share is calculated and the trading currency is the currency in which shares of the fund are listed and traded on the Exchange.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the prospectus entitled "Additional Purchase and Sale Information."

The DTC acts as securities depositary for the shares. Shares of the fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

SECURITIES OF REGULAR BROKERS OR DEALERS

The fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions, or (3) sold the largest dollar amount of the fund's securities. As the fund was not operational as of the date of this SAI, there is no information with respect to ownership of any securities of any "regular broker or dealer" as of that date.

The following is a list of the issuers of the securities, and the aggregate value per issuer, of the Predecessor Fund's regular brokers or dealers held by the Predecessor Fund as of the end of the fiscal year ended [ ], 2024:

Regular Broker or Dealer	Aggregate Value Per Issuer Held By the Predecessor Fund

[ ]	$[ ]
[ ]	$[ ]

COMMISSIONS

As the fund was not operational as of the date of this SAI, there is no information with respect to brokerage transactions or commissions as of that date.

The approximate aggregate amounts of commissions paid by the Predecessor Fund for brokerage commissions during the last three fiscal years ended [ ], none of which was paid to Affiliated Brokers,* were as follows:

2024 Fiscal Year	2023 Fiscal Year	2022 Fiscal Year

$[ ]	$[ ]	$[ ]

*  Although no commissions were paid to Affiliated Brokers directly, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY. The Predecessor Fund paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by the Predecessor Fund in either of the two fiscal years preceding the last fiscal year.

Reason for Any Material Difference in Commissions

N/A

The aggregate amount of transactions during the Predecessor Fund’s fiscal year ended [ ], 2024 in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Transactions	Related Commissions

$[ ]	$[ ]

PORTFOLIO TURNOVER VARIATION

As the fund was not operational as of the date of this SAI, there is no information with respect to the fund's portfolio turnover rates as of that date.

The Predecessor Fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in the Predecessor Fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Reason for Any Significant Portfolio Turnover Rate Variation of the Predecessor Fund, or Anticipated Variation

N/A

SHARE OWNERSHIP

The fund had not yet commenced operations as of the date of this SAI, and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

The following persons are known by the Predecessor Fund to own of record 5% or more of the indicated class of the Predecessor Fund's outstanding voting securities. All information is as of [_________, 2025].

Class	Name and Address	Percent Owned

[_]	[ ]	[ ]
[_]	[ ]	[ ]

A shareholder who beneficially owns, directly or indirectly, more than 25% of the fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of the fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the fund, may be deemed to have control of the fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the fund.

Board members and officers, as a group, owned less than 1% of the fund's voting securities outstanding as of the date of this SAI.

Certain shareholders of the fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Adviser or its affiliates. Large Shareholders may sell all or a portion of their shares of the fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser). Sales by Large Shareholders of their shares of the fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any redemptions in cash as opposed to in-kind. These sales for any cash redemption baskets may adversely affect both the fund's market price and NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Investments' managers, and the Adviser, may sponsor and/or manage a fund in which a BNY affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY or its affiliates. In order to mitigate such conflicts, BNY has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the fund. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY. In extraordinary circumstances and subject to certain conditions, BNY will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser).

PART II

PURCHASE AND REDEMPTION OF CREATION UNITS

The fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a "Creation Unit." The value of the fund is determined once each business day. The Creation Unit size for the fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of securities and cash. The principal consideration for creations and redemptions for the fund is in-kind, although this may be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells shares of the fund only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement").

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and the Cash Component, computed as described below. When accepting purchases of Creation Units for cash, the fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the fund. The Cash Component, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables the fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the fund and ends on the day preceding the next ex- dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the fund may be changed from time to time with a view to the investment objective of the fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the

Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of the fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"). In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from the fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the fund's investments are primarily traded is closed, the fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the fund or its agents by no later than the Settlement Date. The "Settlement Date" for the fund is generally the first Business Day ("T+1") after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date per applicable instructions. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation and Redemption Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted in respect of the fund at its discretion, for any legally permissible reason, including, but not limited to, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts;

systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of a fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the fund, the Trust will not redeem shares in amounts less than creation units. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Redemption Securities"). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The Settlement Date for orders to redeem shares is generally the first Business Day (“T+1”) after the Order Placement Date. With respect to in-kind redemptions of the fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the fund are delivered to the Custodian per applicable instructions on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the fund are not delivered on the Settlement Date per applicable instructions, the fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of the fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. The fund generally intends to effect deliveries of redemption proceeds on a T+1 basis. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than the standard settlement period following the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash. If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions described below, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). The fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of shares of the fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of shares of the fund and to receive the entire proceeds of the redemption; and (ii) if such shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such shares being tendered, there are no restrictions precluding the tender and delivery of such shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

The right of redemption may be suspended or the date of payment postponed for the fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

The transaction fee for purchases and redemptions of Creation Units of the fund is $[___].

From time to time, the fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

In addition to the transaction fees noted above, the fund may charge an additional variable fee for transactions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the fund with respect to that transaction.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to the fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Fund	Equity Securities	IPOs	REITs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Money Market Instruments[1]	Foreign Securities	Emerging Markets
BNY Mellon Enhanced Dividend Income ETF	✓	✓	✓	✓	✓	✓	✓	✓	✓

1 Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For the fund, (1) when the Adviser determines that adverse market conditions exist, the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) the fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. When the fund has adopted a temporary defensive position, it may not achieve its investment objective. The commercial paper purchased by the fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's or A-1 by S&P; (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P; or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

Fund	Depositary Receipts	Investment Companies	ETFs	Futures Transactions	Options Transactions	Swap Transactions
BNY Mellon Enhanced Dividend Income ETF	✓	✓	✓	✓	✓	✓

Fund	Lending Portfolio Securities	Foreign Currency Transactions	Borrowing Money	Forward Commitments	Illiquid Investments	Section 4(a)(2) Paper and Rule 144A Securities
BNY Mellon Enhanced Dividend Income ETF	✓	✓	✓	✓	✓	✓

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). Under the 1940 Act, the vote of a majority of the fund's outstanding voting securities means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the fund, whichever is less. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy. Notwithstanding investments and activities referenced in the Fundamental and Nonfundamental Policies of the fund, the fund will not invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI.

Fundamental Policies

As a matter of Fundamental Policy, the fund may not:

1. Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2. Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Issuer Diversification

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

4. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry or group of industries, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies.

5. Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (REITs) and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

7. Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.
8. Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

*****

References to "commodities" in the Fundamental Policy described above are to physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

For purposes of the Fundamental Policy regarding industry concentration, the fund will not invest more than 25% of the fund's total assets in securities issued or guaranteed by a single foreign government or by a single foreign supranational entity.

With respect to the Fundamental Policies regarding borrowing and senior securities, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs registered funds' use of derivatives. Should the fund engage in derivatives transactions, the fund will comply with Rule 18f-4, which does not include asset segregation or coverage requirements.

The fund's Fundamental Policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

For both Fundamental and Nonfundamental Policies, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the fund's policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of the fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

The fund is classified as “diversified” under the 1940 Act.

Nonfundamental Policies

Investment Objective. The fund's investment objective is disclosed in its prospectus. The fund's investment objective is a Nonfundamental Policy.

Funds-of-Funds. The fund has adopted a Nonfundamental policy prohibiting it from acquiring shares of other funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

80% Test. Pursuant to Rule 35d-1 under the 1940 Act, the fund invests, as a Nonfundamental Policy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities and other instruments that generate dividends or other sources of income ("80% Test"). The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% Test.

INFORMATION ABOUT THE FUND'S ORGANIZATION AND STRUCTURE

The Trust is an open-end management investment company, registered under the 1940 Act, consisting of multiple fund series. The fund is a series of the Trust, and investments are made through, and shareholders invest in, the fund. The offering of the fund's shares is registered under the Securities Act. References in this SAI to the "fund"

generally refer to BNY Mellon Enhanced Dividend Income ETF. The Trust was organized as a Massachusetts business trust on June 24, 2024.

The fund will commence operations and acquire the assets and liabilities of the Predecessor Fund on or about [ ], 2025. As a result of the acquisition, the fund will be the accounting successor of the Predecessor Fund.

CERTAIN EXPENSE ARRANGEMENTS

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004 serves as counsel to the fund.

[____________________________], an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the fund.

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in the fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Frequent Purchases and Exchanges

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of shares on the secondary market does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders because these trades do not involve the fund directly. A few institutional investors are authorized to purchase and redeem the fund's shares directly with the fund. When these trades are effected in-kind (i.e., for securities, and not for cash), the potential for harmful effects that may result from frequent cash trades is not as present. Moreover, the fund imposes transaction fees on in-kind purchases and redemptions of the fund intended to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by the fund. For these reasons, the board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the fund.

INFORMATION ABOUT SHAREHOLDER SERVICES

Broker dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS

The board of the Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act for the fund. Under the 12b-1 Plan, the fund is authorized to pay shareholder services and distribution fees in connection with the sale and distribution of its shares in an amount up to 0.25% of its average daily net assets each year. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

A written quarterly report of the amounts expended under the fund's 12b-1 Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. Currently, only a Plan pursuant to Rule 12b-1 has been adopted, but other Plans may be adopted in the future not pursuant to Rule 12b-1 (although none are currently intended to be adopted). For a Plan adopted pursuant to Rule 12b-1, such Plan provides that it may not be amended to increase materially the costs that holders of the fund's shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. The 12b-1 Plan is generally terminable at any time by vote of a majority of the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of the fund.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Equity Securities

Equity securities include common stocks, tracking stocks, depositary receipts, and certain preferred stocks, convertible securities, warrants, IPOs, and shares of real estate investment trusts. See "Real Estate Investment Trusts ("REITs")" and "Depositary Receipts and New York Shares" below for a discussion of real estate investment trusts and depositary receipts, respectively. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If the fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as healthcare, technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common stocks, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible ("convertible preferred stock") meaning the preferred stock may be converted into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

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Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Tracking Stock. A tracking stock is a type of common stock that "tracks" or depends on the financial performance of a specific business unit or operating division of a company rather than the operations of the company as a whole. Tracking stocks trade as separate securities. As a result, if the unit or division does poorly, the value of the tracking stock may decrease even if the company as a whole performs well. The opposite may also be true. Shareholders of tracking stocks have a financial interest only in that unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets. If a tracking stock pays dividends, the amounts paid will solely depend on the performance of the business unit or division.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all stocks, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants and Stock Purchase Rights Warrants or stock purchase rights ("rights") give the holder the right to subscribe to stocks at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. The fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing stocks may be received in connection with the fund's investments in corporate debt securities, or restructuring of investments. Bonds with warrants attached to purchase stocks have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

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IPOs

IPOs Generally. IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Adviser, Sub-Adviser or sub-sub-adviser is given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the applicable trading desk their level of interest in a particular offering with respect to eligible clients' accounts for which that team is responsible.

Equity IPOs. An equity IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

REITs

A U.S. REIT is a corporation, or a business trust that would otherwise be taxed as a corporation for federal income tax purposes, which meets the definitional requirements of Section 856 of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. The fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest

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rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the fund to realize income prior to the receipt of cash payments with respect to these securities. In order for the fund to maintain its qualification as a RIC and avoid fund-level liability for federal income taxes, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering the fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, the fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.

A fixed income security's maturity is the length of time, in days or years, until the security will mature or be redeemed by its issuer. In general, the longer a fixed income security's maturity, the more its market price will fluctuate in response to changing interest rates.

Corporate Debt Securities. Corporate debt securities include corporate bonds, notes, debentures and other similar instruments, including hybrid-preferred securities, certain convertible securities and corporate commercial paper, of U.S. and non-U.S. issuers. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

U.S. Government Securities

U.S. Government securities, which are interest-bearing securities that promise a stable stream of income, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The prices of U.S.

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Government securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. In general, the longer a security's maturity, the more it will fluctuate in response to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor the fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." On August 1, 2023, Fitch lowered the United States of America's long-term foreign currency issuer default rating to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by downgrades of the U.S. Government's credit rating.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by the fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the fund. Neither event will require the sale of such securities by the fund, but the Sub-Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

The fund may purchase unrated securities, which are not rated by a Rating Agency but that the Sub-Adviser or sub-sub-adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, the fund's ability to sell these securities when, and at a price, the Sub-Adviser or sub-sub-adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Sub-Adviser or sub-sub-adviser may not accurately evaluate the security's comparative credit rating. To the extent that the fund invests in unrated securities, the fund's success in achieving its investment objective may depend more heavily on the Sub-Adviser's or sub-sub-adviser's credit analysis than if the fund invested exclusively in rated securities.

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High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, those rated below Baa3 by Moody's or BBB- by S&P and Fitch, at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Sub-Adviser or sub-sub-adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser or sub-sub-adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of the fund's investments in lower-rated securities may be more dependent on the Sub-Adviser's or sub-sub-adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a factor in the fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for the fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Sub-Adviser's or sub-sub-adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

The fund may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently,

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the fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. The fund will not have any arrangement with any person concerning the acquisition of such securities.

Money Market Instruments

The fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. The fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

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Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Sub-Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which the fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, the fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities (credit and/or equity collateral). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The fund may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

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Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of the fund's investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. Russia's military invasion of Ukraine in February 2022, the resulting response by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of

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countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; increased potential for market manipulation; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering ("inflows") and exiting ("outflows") their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Depositary Receipts and New York Shares Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Adviser, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Investment Companies

The 1940 Act, subject to the fund's own more restrictive limitations, if applicable, currently limits the fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds, subject to certain exceptions to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder may allow the fund to invest in another investment company in excess of (1), (2) and/or (3). In particular, Rule 12d1-4 under the 1940 Act allows the fund to acquire the securities of another registered investment company, including ETFs, in excess of the limitations above, subject to certain limitations and conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by the Adviser, entering, in most cases, into an investment agreement with the acquired fund, and limits on most three-tier fund structures.

As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations, subject to the conditions of any applicable expense arrangement.

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The fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser. In addition, the fund may invest in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser for strategic purposes related to the management of the fund. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds and Similar Exchange-Traded Products ("ETFs")

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of an underlying index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and the fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by the fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to the fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to Rule 12d1-4 that permits the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements also may require the Adviser to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Derivatives

Derivatives may be used for a variety of reasons, including to provide a substitute for purchasing or selling particular securities, to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument yielding the desired return, such as when the fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons. The fund may seek to achieve investment exposure to markets and securities through long and short positions in derivatives. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. In addition, the fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Sub-Adviser or sub-sub-adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by the

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fund also is subject to the Sub-Adviser's or sub-sub-adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if the fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions. On October 28, 2020, the SEC adopted Rule 18f-4 (the "Derivatives Rule") under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule requires the fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless the fund qualifies as a "limited derivatives user," as defined in the Derivatives Rule. To the extent the fund uses derivatives, complying with the Derivatives Rule may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if the fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. The fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser or sub-sub-adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to the fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

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Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Margin. Certain derivatives require the fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the fund, which could affect performance as cash that would otherwise be directly invested is posted as margin. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund. If the fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

CPO Exemption. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice with respect to the fund for which the Adviser is an excluded CPO.

The fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Adviser continues to claim the exclusion from the definition of CPO with respect to the fund. In order to be eligible to continue to claim this exclusion, if the fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if the fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Adviser may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the fund, to continue to allow their commodity pool operators to rely on the exclusion from the definition of CPO. The Adviser, on behalf of the fund, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the fund must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If the fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Adviser would withdraw its exclusion from the definition of CPO with respect to the fund and the Adviser would become subject to regulation as a CPO, and would need to comply with the harmonization rules adopted by the CFTC for funds that are dually registered, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

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Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When the fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When the fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When the fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the fund realizes a capital gain, or if it is more, the fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund realizes a capital gain, or if it is less, the fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to the fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

The fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies, to the extent the fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates the fund to purchase or sell an amount of a specific security at a future date at a specific price.

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• Index Futures Contract. An index future obligates the fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates the fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates the fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. The writer receives a premium from writing an option which it retains whether or not the option is exercised. If the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the writer will realize as profit the premium it received. The writer of an option may seek to terminate its position in an option it writes before exercise by purchasing an offsetting option.

If the price of the underlying security rises above the strike price, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying security price falls below the strike price, the put writer would expect to suffer a loss; however, the premium received for writing the option should offset a portion of the loss. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. If the underlying security price rises above the strike price, the call writer would expect to suffer a loss; however, the premium received for writing the option should offset a portion of the loss. When the fund writes an exchange traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

The fund may sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. Alternatively, for risk management purposes, the fund may segregate or earmark liquid assets (i) in an amount equal to the fund's obligation under the contract with respect to call options or (ii) an amount greater of the market value of the instrument underlying the option or the strike price of the contract with respect to call options. A call option is also covered if the fund (i) acquires a call option on the same security with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same security with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. As the writer of a covered call option, the fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equity to the exercise price. Alternatively, a put option is covered if the fund (i) acquires a put option on the same security with a strike price equal to or higher than the strike price of the written put or (ii) acquires a put option on the same security with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of

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the two options. When the fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the fund's potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire exercise price of the option minus the put premium.

Options may be traded on U.S. or, to the extent the fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Adviser, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which the fund may invest include the following, in each case, to the extent that the fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities) or U.S. Government securities, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, the fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy.

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In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, the fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness based on the Sub-Adviser's or sub-sub-adviser's internal guidelines.

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, the fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC may change current requirements applicable to derivatives in the future. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the fund; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the fund engages in

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derivative transactions also could prevent the fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; credit default swap indexes, inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that the fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the

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return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow the fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows the fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If the fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, the fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to the fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. The fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness based on the Sub-Adviser's or sub-sub-adviser's internal guidelines.

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where the fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive

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to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When the fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on the fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Equity-Linked Notes. Equity-linked notes ("ELNs") are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy may, however, be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

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Generally, when purchasing an ELN, the fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the fund invested, the fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually), varied participation rates (the rate at which the fund participates in the appreciation of the underlying securities), limitations on the appreciation potential of the underlying securities by a maximum payment or call right, and different protection levels on the fund's principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure.

Investing in ELNs may be more costly to the fund than if the fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk and, as applicable, foreign securities and currency risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed-income securities risks, such as interest rate, credit, and counterparty risks. If the prices of the underlying instruments move in an unexpected manner, the fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities.

ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties are subject to an actual or perceived deterioration in their credit quality.

If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument's value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing a Fund's turnover rate, transaction costs and tax liability.

ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Combined Transactions. The fund may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser or sub-sub-adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's or sub-sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio

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management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. The fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before the fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security the fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; (3) to gain or reduce exposure to the foreign currency for investment purposes; (4) to settle trades in non-base currencies; or (5) to repatriate income. Foreign currency transactions may involve, for example, the fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. The fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, the fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Sub-Adviser or sub-sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change the fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Sub-Adviser or sub-sub-adviser anticipates. There is no assurance that the fund's currency hedging activities will be advantageous to the fund or that the Sub-Adviser or sub-sub-adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, the fund could be

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disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The fund also has the right to terminate a loan at any time. Subject to the fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, the fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The fund may participate in a securities lending program operated by the Securities Lending Agent. The Securities Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, the fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to the fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of the fund's total assets the fund will not make any additional investments.

Forward Commitments

The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Debt securities purchased on

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a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.

Illiquid Investments

The 1940 Act limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are investments that the fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments, may include investments that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these investments, there is a risk that, should the fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of the fund's net assets.

Section 4(a)(2) Paper and Rule 144A Securities.

"Section 4(a)(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(a)(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the fund or other holders. Liquidity determinations with respect to Section 4(a)(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Diversification Status

The fund is classified as diversified under the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.

To meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Cybersecurity Risk

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The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Sub-Adviser(s), sub-sub-adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund's ability to calculate its NAV; impediments to trading for the fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Market and Economic Developments

An outbreak of a respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China in December 2019 and spread globally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," was declared a pandemic by the World Health Organization. A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors or industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's

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capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

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An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

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D There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk. Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

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Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

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The relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating. Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present. Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present. Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

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Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable. Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

ADDITIONAL INFORMATION ABOUT THE BOARD

Board Oversight Role in Management

The board's role in management of the fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the fund, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the board, acting at their scheduled meetings, or the Chairman acting between board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and its affiliates, service providers, including the Adviser's Director of Investment Oversight (or a senior representative of his office), the fund's and the Adviser's CCO and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the fund's independent registered public accounting firm and the fund's Treasurer. The board also receives periodic presentations from senior personnel of the Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending (if any). As warranted, the board also receives informational reports

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from the counsel to the fund regarding regulatory compliance and governance matters. The board has adopted policies and procedures designed to address certain risks to the fund. In addition, the Adviser and other service providers to the fund have adopted a variety of policies, procedures and controls designed to address particular risks to the fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the fund`, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust's board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the fund's board members are Independent Board Members. The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the fund, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the fund are conducted by fund officers and employees of the Adviser and its affiliates; and (iii) the board's oversight role in management of the fund.

Additional Information About the Board and its Committees

Board members are subject to a maximum term of 15 years, provided that the Board shall have the ability to extend the maximum term up to an additional three years pursuant to a policy adopted by the Board or the By-laws. The board has a standing audit committee and nominating committee.

The function of the audit committee is (i) to oversee the fund's accounting and financial reporting processes and the audits of the fund's financial statements and (ii) to assist in the board's oversight of the integrity of the fund's financial statements, the fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, 240 Greenwich Street, New York, New York 10286, which includes information regarding the recommended nominee as specified in the nominating committee charter.

MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser is an investment adviser registered with the SEC as such pursuant to the Advisers Act. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

Pursuant to a management agreement between the Adviser and the Trust with respect to the fund, the Adviser generally maintains office facilities on behalf of the fund, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the fund.

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For the services provided to the fund under the management agreement, the fund pays the Adviser a monthly fee, if any, based on a percentage of the fund's average daily net assets as set forth in the fund's prospectus.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. The Adviser may pay the Distributor or financial intermediaries for shareholder or other services from the Adviser's own assets, including past profits but not including the management fee paid by the fund. The Distributor may use part or all of such payments to pay Service Agents. The Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser provides day-to-day investment management of the fund's portfolio (or a portion thereof allocated by the Adviser), and certain related services. For NIMNA, which is a subsidiary of BNY, see "The Adviser" above for ownership information.

NIMNA has entered into a sub-sub-investment advisory agreement with Newton Investment Management Limited ("NIM") to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser.

Portfolio Managers and Portfolio Manager Compensation

The Sub-Adviser provides the fund with portfolio managers who are authorized by the board to execute purchases and sales of securities. NIM, as sub-sub-adviser, may also provide the fund with portfolio managers. Portfolio managers are compensated by the company that employs them, and are not compensated by the fund. The fund's portfolio managers are listed in Part I of this SAI.

The fund's portfolio managers are employed by NIMNA. The following provides information as of the date of this SAI about the compensation policies for portfolio managers.

NIMNA/NIM. Each of NIMNA's and NIM's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives linked to performance of NIMNA or NIM funds, as applicable, and/or participation in a long-term incentive plan. Awards are made annually to individuals following a robust assessment of their contribution during the year, taking into account both team and individual risk-adjusted performance. In seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, risk and compliance input on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, NIMNA's or NIM's remuneration committee decides upon the terms and conditions of remuneration and incentives for NIMNA's or NIM's employees, respectively.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which the fund may invest or that may pursue a strategy similar to the fund's component strategies ("Other Accounts").

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Potential conflicts of interest may arise because of the management of the fund and Other Accounts by the Adviser, Sub-Adviser, sub-sub-adviser or portfolio managers. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Adviser the Sub-Adviser, or the sub-sub-adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's, Sub-Adviser's or sub-sub-adviser's overall allocation of securities in that offering, or to increase the Adviser's, Sub-Adviser's or sub-sub-adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser, Sub-Adviser or sub-sub-adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to the fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of the Adviser, the Sub-Adviser or a sub-sub-adviser. The Adviser, Sub-Adviser or sub-sub-adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, the Adviser, Sub-Adviser or sub-sub-adviser could be viewed as having a conflict of interest to the extent that the Adviser, Sub-Adviser, sub-sub-adviser or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the fund. In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if the fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If the Adviser, Sub-Adviser or sub-sub-adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY and its affiliates, including the Adviser, Sub-Adviser, sub-sub-adviser and others involved in the management, sales, investment activities, business operations or distribution of the fund, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the fund or the fund's service providers, which may cause conflicts that could disadvantage the fund.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the fund. BNY has no obligation to provide to the Adviser, Sub-Adviser, sub-sub-adviser or the fund, or effect transactions on behalf of the fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY(including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the fund and may not share that information with relevant personnel of the Adviser, Sub-Adviser or sub-sub-adviser. Accordingly, in making investment decisions for the fund, the Adviser, Sub-Adviser or sub-sub-adviser does not seek to obtain or use material inside information that BNY may possess with respect to such issuers. However, because the Adviser, Sub-Adviser or sub-sub-adviser in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of the fund or funds advised by such Adviser, Sub-Adviser or sub-sub-adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

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Code of Ethics. The fund, the Adviser, the Sub-Adviser, the sub-sub-adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Adviser or an Affiliated Entity or a Sub-Adviser or sub-sub-adviser affiliated with the Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of the BNY, located at 240 Greenwich Street, New York, New York 10286, serves as the fund's distributor on a best efforts basis pursuant to an agreement, which continues for two years after its effective date and thereafter is renewable annually, with the fund. Shares will be continuously offered for sale by series of the Trust through the Distributor only in Creation Units, as described in the prospectus and below under "Purchase and Redemption of Fund Shares." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Trust series or which securities are to be purchased or sold. An affiliate of the Distributor may assist Authorized Participants in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also serves as distributor for other affiliated mutual funds.

Service Agents. The Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that provide services. Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the fund, as applicable. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Adviser's or the Distributor's own resources to Service Agents for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote the fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your financial intermediary, as a potential Service Agent, for details about any payments it may receive in connection with the sale of fund shares or the provision of services to the fund.

The Distributor also may act as a Service Agent. Any payment as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Adviser, may create an incentive for the Distributor to recommend or sell shares of the fund. The Distributor and its representatives generally will be able to

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accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer Agent, Custodian, and Administrator

The Transfer Agent, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is the fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the fund, the Transfer Agent will arrange for the maintenance of a record of fund shares held by The Depository Trust Company ("DTC") and prepare and transmit by means of DTC's book entry system, payments for dividends and distributions on or with respect to the shares declared by the Trust on behalf of the fund. For these services, the Transfer Agent receives a monthly fee from the Adviser, and is reimbursed for certain out-of-pocket expenses.

The Custodian, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the fund. The Custodian has no part in determining the investment policies of the fund or which securities are to be purchased or sold by the fund. Pursuant to a custody agreement applicable to the fund, the Custodian holds the fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from the Adviser based on the market value of the fund's assets held in custody and receives certain securities transaction charges.

The Administrator, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is the fund's administrator and fund accountant. Pursuant to a fund administration and accounting agreement with the Trust, the Administrator will provide, among other things, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services; prepare reports to shareholders, tax returns and reports to and filings with the SEC; calculate the net asset value of fund shares; and generally assist in supervising all aspects of fund operations (except investment management). The Administrator has no part in determining the investment policies of the fund or which securities are to be purchased or sold by the fund. For these services, the Administrator receives a monthly fee from the Adviser, which is based on the level of assets of the funds in the Trust, and is reimbursed for certain out-of-pocket expenses.

Annual Anti-Money Laundering Program Review

The fund may engage an accounting firm (which may be the independent registered public accounting firm that audits the fund's financial statements) to perform an annual independent review of the fund's anti-money laundering program.

Fund's Compliance Policies and Procedures

The fund has adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the fund.

Combined Prospectuses

The fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as the fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, the fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your financial intermediary account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The financial intermediary then may be required to "escheat" or transfer the assets in your account, including the fund's shares, to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

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• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated. Please contact your financial intermediary for more information.

DETERMINATION OF NAV

Valuation of Portfolio Securities

The board has designated the Adviser as the fund's valuation designee to make all fair value determinations with respect to the fund's portfolio investments, subject to the board's oversight.

The fund's equity investments, including option contracts, shares of REITs and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of the fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service"). When, in the judgment of the Service, quoted bid prices for debt securities and instruments are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the valuation designee, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service. If the fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments, such as contracts for difference and ELNs, generally will be valued by the Service or at an evaluated price provided by a counterparty based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined not to reflect fair value accurately, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the valuation designee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other funds to calculate their NAVs.

Calculation of NAV

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Except as otherwise described in the prospectus, NAV per share of the fund is determined on each day the Exchange is scheduled to be open for regular business, as of the scheduled close of regular session trading on the Exchange (normally 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the Exchange. The NAV per share of the fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (if applicable, and reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of the fund's shares.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.

Exchange and Transfer Agent Closings

The holidays (as observed) on which both the Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the Exchange is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are generally declared and paid monthly, but may vary from period to period.

Distributions of net realized capital gains (i.e. the excess of the fund's net long-term capital gains over its net short-term capital losses), if any, generally are declared and paid once a year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

Dividends and other distributions on shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the fund.

Broker-dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker-dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of the fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain federal income tax considerations generally affecting the fund and its shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the fund or its shareholders, and the discussion here

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and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the prospectus entitled "Additional Tax Information."

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Fund. The fund intends to elect and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the "Qualifying Income Requirement"); and (ii) at the end of each quarter of the fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Diversification Requirement").

If the fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the fund may be required to dispose of certain assets. If these relief provisions were not available to the fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of the fund's current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the fund determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the fund's NAV. To requalify for treatment as a RIC in a subsequent taxable year, the fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits (as calculated for U.S. federal income tax purposes) from any year in which the fund failed to qualify for tax treatment as a RIC. If the fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be

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required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, the fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although the fund intends to distribute substantially all of its net investment income and its capital gains for any taxable year, if the fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section "Taxation of the Fund."

The fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. For this purpose, any ordinary income or capital gain net income retained by the fund and subject to corporate income tax will be considered to have been distributed. The fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax liability will be entirely eliminated. For example, the fund may receive delayed or corrected tax reporting statements from its investments that cause the fund to accrue additional income and gains after the fund has already made its excise tax distributions for the year. In such a situation, the fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirement for qualification as a RIC.

The fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. The fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. The fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to its shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if the fund experiences an ownership change as defined in the Code.

Taxation of Shareholders – Distributions. The fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the fund, constitutes the fund's net investment income. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends

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paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income, if any.

Subject to certain limitations, dividends reported by the fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. Dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from the fund's assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) the fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders' investments in the fund and to the fund's investments in underlying dividend-paying stocks. Dividends treated as received by the fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. The fund's participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If the fund participates in a securities lending transaction and receives a payment in lieu of dividends (a "substitute payment") with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the fund may be eligible for the 50% dividends received deduction generally available to corporations under the Code. Dividends received by the fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from the fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

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Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder's investment.

If the fund's distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder's basis in the shares has been reduced to zero, distributions in excess of earnings and profits (as calculated for U.S. federal income tax purposes) will be treated as gain from the sale of the shareholder's shares.

Distributions that are reinvested in additional shares of the fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder's net investment income.

The fund's shareholders will be notified annually by financial intermediaries, such as brokers, through which a shareholder holds fund shares as to the federal tax status of all distributions made by the fund. Shareholders who have not held the fund's shares for a full year should be aware that the fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the fund's ordinary income or net capital gain, respectively, actually earned during the shareholder's period of investment in the fund. Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Taxation of Shareholders – Sale of Shares. In general, assuming a shareholder holds fund shares as capital assets, a sale of shares results in capital gain or loss and is taxable at a federal rate dependent upon the length of time the shares were held. A sale of shares held for a period of one year or less at the time of such sale will, for federal income tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the gain or loss

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realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of the fund's investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the fund's ability to qualify as a RIC, affect the character of gains and losses realized by the fund (e.g., may affect whether gains or losses are ordinary or capital) and affect whether dividends realized by the fund can qualify as qualified dividend income, accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the fund's qualification for treatment as a RIC.

Certain investments made by the fund may be treated as equity in passive foreign investment companies ("PFICs") for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and nondeductible interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the Distribution Requirement applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the fund level, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. Amounts included in income each year by the fund arising from a qualified electing fund election, will be "qualifying income" under the Qualifying Income Requirement even if not distributed to the fund, if the fund derives such income from its business of investing in stock, securities or currencies. The fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

The fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the fund.

Certain derivative investments by the fund, such as exchange-traded products and over-the-counter derivatives, may limit the Fund's ability to distribute dividends eligible to be treated as qualified dividend income and such investments may also not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the fund to maintain its status as a RIC under the Code.

The fund may invest in U.S. REITs. "Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund

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properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes). Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes).

The fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If the fund meets certain requirements, which include a requirement that more than 50% of the value of the fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the fund, subject to certain limitations.

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Pursuant to this election, the fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the fund makes this election, the fund will report annually the respective amounts per share of the fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not make this election, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. In certain instances, the fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the fund does not elect to apply these deductions, taxable distributions you receive from the fund may be larger than they would have been if the fund had taken deductions for such taxes. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs, (ii) the fund invests in a REIT that is a taxable mortgage pool ("TMP") or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the fund from holding investments in REITs that hold residual interests in REMICs, and the fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

The fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the fund until a shareholder begins receiving payments from their retirement account.

Foreign Shareholders. Distributions derived from taxable ordinary income and paid by the fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in the fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper

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withholding form(s) to be submitted to the fund. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain," are generally exempt from this 30% withholding tax. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the fund's common shares.

A beneficial holder of shares of the fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder's circumstances. Any capital gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of

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Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Certain Potential Tax Reporting Requirements. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. Depending upon state and local law, distributions by the fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if the fund qualifies as a RIC for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PORTFOLIO TRANSACTIONS

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The Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the fund. The fund employs a Sub-Adviser.1 The fund uses the research facilities, and is subject to the internal policies and procedures, of the Sub-Adviser and executes portfolio transactions through the trading desk of the Sub-Adviser (collectively the "Trading Desk").

1 The fund does not use a dual employee arrangement between the Adviser and an Affiliated Entity as referenced in this and certain other sections.

Trading the Fund's Portfolio Securities

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for stocks) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid investment). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by the fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the fund as they believe are in the best interests of the fund. Investment decisions made for the fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Adviser and its Affiliated Entities or a Sub-Adviser or sub-sub-adviser. Actions taken with respect to such other funds or accounts may adversely impact the fund, and actions taken by the fund may benefit the Adviser or its Affiliated Entities or a Sub-Adviser or sub-sub-adviser or other funds or accounts advised by the Adviser or an Affiliated Entity or Sub-Adviser or sub-sub-adviser. Funds and accounts managed by the Adviser, an Affiliated Entity or a Sub-Adviser or sub-sub-adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by the fund's portfolio manager by virtue of the portfolio manager's position or other relationship with the fund's portfolio company) and internal BNY policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts

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managed or advised by BNY and all its affiliates (including the Adviser and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the fund. While the allocation of investment opportunities among the fund and other funds and accounts advised by the Adviser and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY or its personnel (or, with respect to the fund advised by a Sub-Adviser, or sub-sub-adviser the Sub-Adviser or sub-sub-adviser and their affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Adviser, an Affiliated Entity, a Sub-Adviser or sub-sub-adviser may buy for the fund securities of issuers in which other funds or accounts advised by the Adviser, the Affiliated Entity, the Sub-Adviser or the sub-sub-adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, the fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in stocks of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Adviser, an Affiliated Entity, a Sub-Adviser or a sub-sub-adviser relating to what actions are to be taken may raise conflicts of interests, and the Adviser, the Affiliated Entity or the Sub-Adviser or the sub-sub-adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing the fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that the fund invests in foreign securities, certain of the fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the fund to the Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

Municipal securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

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The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the fund may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to the fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of the fund. Thus, there may be no correlation between the amount of brokerage commissions generated by the fund and the indirect benefits received by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

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The fund may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the fund's portfolio holdings. The board must approve all material amendments to this policy. The fund's portfolio holdings are publicly disseminated each day the fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the fund. The Trust, the Adviser, the Sub-Adviser or the sub-sub-adviser (as applicable) or BNY will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the fund including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., FactSet, Barra LLC and RiskMetrics Group, and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures.

The board has delegated to the Adviser and the Adviser has delegated to NIMNA, the fund's Sub-Adviser, the authority to vote proxies of companies held in the fund's portfolio, except that the board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for the fund as described below.

Summaries of the Sub-Adviser's proxy voting policies and procedures can be found in Appendix A.

Voting Proxies of Designated BHCs

BNY is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY, funds that BNY "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY exercises sole voting discretion (collectively, the "BNY Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNY Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the

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"Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNY Entities because of BNY's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and the Sub-Adviser will be redelegated sole voting authority over the BHC's voting securities held by the fund.

BNY Proxy Conflicts Policy

Under certain circumstances, BNY has determined that it may not be appropriate for its subsidiaries and business units with discretionary authority to vote proxies on behalf of clients, including NIMNA (each, a "Voting Firm"), and has established a Proxy Voting Conflicts Policy (the "BNY Policy") that sets forth the required actions and reporting of Voting Firms when actual or potential conflicts of interest involving BNY arise. The BNY Policy identifies several specific types of proxy solicitations that are considered "Primary Conflicts" for all Voting Firms. Primary Conflicts typically arise when proxies are issued by BNY or by a pooled vehicle when relating to services provided by a BNY Mellon affiliate and may also arise due to relationships between a proxy issuer and BNY or BNY's Chief Executive Officer or Board of Directors. The BNY Policy directs the manner in which such Primary Conflicts are to be addressed (e.g., application of pre-determined, written guidelines, client consent, or delegation to an independent fiduciary). The BNY Policy also identifies as "Secondary Conflicts" situations that, while not identified as a Primary Conflict, may present an actual, potential or perceived material conflict for Voting Firms because of a relationship between a proxy issuer and BNY Mellon or its executive officers or Board of Directors.

When Primary Conflicts or Secondary Conflicts are voted in accordance with a Voting Firm's pre-determined, written voting guidelines, it is BNY's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.

The Voting Firms, including NIMNA, are also subject to the policies and decisions of BNY's Proxy Conflicts Committee (the "PCC"). Among other responsibilities, BNY has empowered the PCC to maintain, interpret and effect the BNY Policy. If a Voting Firm needs interpretive guidance concerning a Primary Conflict or identifies a Secondary Conflict, the PCC shall review the matter, and (in the case of identified conflicts) determine how best to resolve the conflict (e.g., independent fiduciary, abstention, or mirror voting).

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the fund. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Proxy Voting Operations

The fund has engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder to vote such Acquired Fund shares in a

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certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

Securities on Loan

The fund may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of record date cannot be voted by the fund. In certain circumstances, the Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if the fund's Sub-Adviser determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the fund). However, the Adviser anticipates that, in most cases, the potential income the fund may derive from a loaned security would outweigh the benefit the fund could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of the Adviser or the Sub-Adviser. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Sub-Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the fund's proxies are voted in the best interests of the fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the fund is monitored to ensure compliance with the Sub-Adviser's procedures, as applicable, such as by sampling votes cast for the fund, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Sub-Adviser's proxy voting procedures.

For ISS's voting activities in respect of proxies for securities of Designated BHCs, the Adviser, through its legal, operational and administrative support groups, as well as certain BNY vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the fund and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

The Adviser reports annually to the board on the fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments, on the SEC's website at www.sec.gov, and without charge, upon request, by calling [1-833-383-2696] (inside the U.S. only). The fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to the Adviser, with the assistance of ISS.

ADDITIONAL INFORMATION ABOUT THE FUND'S STRUCTURE; FUND SHARES AND VOTING RIGHTS; SHAREHOLDER ACTIONS

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Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

Shareholder Actions

The Trust Agreement establishes a process that permits legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction, and other harm that can be caused to the Trust and its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Certain aspects of the process are discussed here. With respect to a derivative action, which is where one or more shareholders bring an action in the name of the Trust or a series against parties allegedly causing harm to the Trust or the series, prior to the commencement of a derivative action, a shareholder must make a written demand on the board members requesting that the board members cause the Trust to file the action itself on behalf of the Trust or the affected series. Such written demand must comply with the requirements of Section 9.8(b)(iii) of the Trust Agreement. Within 150 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of the Trust Agreement, the Independent Board Members will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected series, as applicable. If a majority of the Independent Board Members determine that maintaining a suit would not be in the best interests of the Trust or the affected series, as applicable, the demand shall be rejected and the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the Independent Board Members not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust (provided, however, that this provision does not apply to claims arising under the federal securities laws). With respect to a direct action, no shareholder may bring a direct action claiming injury as a

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shareholder of the Trust, or an affected series, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected series, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected series, generally (provided, however, that this provision does not apply to claims arising under the federal securities laws).

Pursuant to the Trust Agreement, any action commenced by a shareholder (i) directly against (A) the Trust or a series, (B) board members or officers related to, arising out of, or concerning the Trust, its business, or operations, or (C) otherwise related to, arising out of, or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of, the Trust, or series (collectively, the "Covered Actions"), shall be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or, if such Covered Action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the "Chosen Courts") (provided, however, that this provision does not apply to claims arising under the federal securities laws). A Chosen Court may be less convenient and/or less favorable for a shareholder than one or more other courts. In any Covered Action, there shall be no right to a jury trial.

No provision of the Trust Agreement shall restrict any shareholder rights granted by, the Securities Act, the Exchange Act or the 1940 Act, or of any valid rule, regulation, or order of the SEC thereunder.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a T+1 basis. The ability of the Trust to effect in-kind redemptions within the standard settlement period following receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within one Business Day. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

FINANCIAL STATEMENTS

The Trust's independent registered public accounting firm, [____], audits and reports on the fund's annual financial statements. The financial statements include the "Schedule of Investments", "Statement of Assets and Liabilities", "Statement of Operations", "Statements of Changes in Net Assets", "Financial Highlights" and "Notes to Financial Statements". The fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Fund's registered public accounting firm, [____], and are incorporated by reference herein.

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GLOSSARY

The following are definitions of certain terms used in this Statement of Additional Information. Other terms are defined in the Statement Additional Information.

Term	Meaning
12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Accumulation Period	The period beginning on the fund's ex-dividend date and ending on the day preceding the next ex-dividend date.
Administrator	The Bank of New York Mellon
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNY Mellon ETF Investment Adviser, LLC

Advisers Act	Investment Advisers Act of 1940, as amended

Adviser-sponsored	An IRA or Retirement Plan sponsored by the Adviser or its affiliates, including the Distributor
Affiliated Broker	A broker that is (1) an affiliate of the fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of the fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of the Adviser that, along with the Adviser, employs fund portfolio managers who are dual employees of the Adviser and such affiliate
Authorized Participant

A Participating Party or DTC Participant that has executed a Participant Agreement with the Distributor, and has been accepted by the Trust, with respect to purchases and redemptions of Creation Units.

Business Day	Generally, any day on which the NYSE is open for business.

BNY	The Bank of New York Mellon Corporation; BNY is the corporate brand of The Bank of New York Mellon Corporation. BNY may also refer to BNY and its direct and indirect subsidiaries

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Term	Meaning
Cash Component	The deposit of a specified cash payment, which together with the Deposit Securities or Deposit Cash is deposited for a Creation Unit
CCO	Chief Compliance Officer
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Creation Unit	Aggregations of a specified number of shares offered and issued by the fund
Custodian	The Bank of New York Mellon
Deposit Cash	A cash payment equal in value to the Deposit Securities
Deposit Securities	The basket of securities part of an underlying portfolio of the fund accepted for deposit for a Creation Unit
Distributor	BNY Mellon Securities Corporation
Dividend Equivalent Payment

A complete distribution of dividends on the day preceding the next dividend payment date of the fund, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period.

Dividend Securities	An amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DTC	Depository Trust Company
DTC Participants	Participants of DTC who hold their securities there
EDRs	European Depositary Receipts
ETFs	Exchange-traded funds and similar exchange-traded

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Term	Meaning
products
ETNs	Exchange-traded notes
Exchange	The NASDAQ Stock Market LLC
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
Fund Deposit	The Deposit Securities or Deposit Cash, as applicable, and the Cash Component, which represent the minimum initial and subsequent investment amount for a Creation Unit of the fund
GDRs	Global Depositary Receipts
In-Kind Redemption	Distribution to a redeeming Authorized Participant of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the Trust
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"), Salary Reduction Simplified Employee Pension Plans ("SARSEPs") or Savings Incentive Match Plans for Employees ("SIMPLE IRAs"))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Moody's	Moody's Investors Service, Inc.
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NIMNA	Newton Investment Management North America LLC

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Term	Meaning
NFA	National Futures Association
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Participant Agreement	An agreement entered into with a financial participant so that the participant may engage in Creation Unit transactions
Participating Party	A broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC
Plans	Distribution Plans, Service Plans and Shareholder Services Plans

Predecessor Fund	[_______] Fund, a series of [_______]

Rating Agencies	S&P, Moody's and Fitch
REIT	Real estate investment trust, as defined in the Code
REMIC	Real estate mortgage investment conduit, as defined in the Code
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Securities Lending Agent	The Bank of New York Mellon
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
S&P	Standard & Poor's Ratings Services
Sub-Adviser	The fund's sub-investment adviser, if any, as described in the prospectus; the fund may have more than one Sub-Adviser in the future
Sub-Advised Funds	Funds that use a Sub-Adviser

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Term	Meaning
TIPS	Treasury Inflation Protection Securities
Transfer Agent	The Bank of New York Mellon
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon ETF Trust II
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001

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IV.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF THE FIRM DELEGATED FUND PROXY VOTING AUTHORITY

Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights are exercised;

• Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;

• Address potential material conflicts of interest that may arise; and

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.

All voting decisions are based on Newton's voting guidelines. We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company. This is in line with Newton's investment process that focuses on the long-term success of the investee company. Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to adversely affect the value of clients' holdings. Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place. In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.

Newton's Governance Principles and Voting Guidelines are available to Clients from the Stewardship Team upon request.

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform. Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.

The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders. Our bespoke voting policy is applied for all other votes.

An electronic voting service is employed to submit voting decisions.

Newton's Corporate Actions team and members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.

Voting Service Providers

Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.

Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Governance Principles and Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, the application of Newton's bespoke voting policy and analysis drawn from internal and external research, as applicable and without consideration of any Newton or BNY client relationship factors;

II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and

III. internal oversight groups.

Where a potential material conflict of interest exists between Newton, BNY, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

All instances where a potential material conflict of interest has been recognized and where Newton engages its proxy voting service provider are disclosed in our annual stewardship report.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy (https://www.newtonim.com/global/special-document/conflict-of-interest-policy). Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy.

Disclosures and Reporting

We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.

We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions.

Newton's Governance Principles and Voting Guidelines describes our approach to the exercise of voting rights and are available to Clients from the Stewardship Team upon request.

Newton's Governance Principles and Voting Guidelines document and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients upon request. Newton will provide clients with a copy of its policies noted above upon request, as well as information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs. The nature of our relationship has allowed us to agree a recommended list of restricted securities for the purposes of lending. This list is updated on a quarterly basis.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. This includes Newton's approach to the exercise of voting rights.

Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

Roles and Responsibilities

Newton's Corporate Actions team and members of certain BNY Operations teams are responsible for administrative processes and actions that ensures Newton has the ability to and does exercise its individual clients' voting rights.

Stewardship team members are also responsible for ensuring voting rights are exercised and that voting decisions are in line with Newton's voting guidelines.

Fundamental equity analysts and portfolio managers provide specific company-level investment insight for consideration when arriving at voting decisions.

The Sustainability Committee oversees Newton's Responsible Investment Policies and Principles, which includes this Policy.

GOVERNANCE PRINCIPLES AND VOTING GUIDELINES

Newton Investment Management Group

April 2024

CONTENTS

Introduction

Voting guidelines

Leadership and the board

Capital management

Anti-takeover mechanisms

Related-party transactions

Reporting and audit

Remuneration

Transparency, accountability, and shareholder rights

Environmental and social matters

Shareholder resolutions

INTRODUCTION

As a steward of capital, Newton Investment Management (Newton) is committed to the responsible allocation, management and oversight of that capital to create long-term economic value for its clients. An important part of this stewardship role is the exercise of ownership rights, including proxy voting. In general, we take an active approach to voting that helps us to:

• Align the interests of a company's management and board of directors with those of the company's shareholders

• Promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders

• Uphold the rights of a company's shareholders to effect change by voting on those matters submitted to shareholders for approval

• Promote adequate disclosure about a company's business operations and financial activity.

We do not believe that corporate governance or proxy voting analysis can be reduced to strict rules but rather we think it must be considered, as much as practically possible, in the context of each company and its region of incorporation. We therefore apply our voting guidelines in line with local market practices. For example, we acknowledge that concentrated ownership and the significant presence of executives on boards, including on key committees, is common practice in some of the markets where we invest, such as within Asia. In such cases, holding board leadership accountable for these arrangements would be counterproductive to the investment case. Ultimately, as an active manager, our investment case is built on our multidimensional research capabilities through which we assess the quality of companies, their people, and their management teams.

Through the integration of corporate governance issues into our investment process1, we speak to companies about issues that we consider can affect the long-term economic value of an investment. We aim to have worked through as many of those issues as possible during the year so that at the annual general meeting (AGM), or extraordinary general meeting (EGM), we are confident in our vote. We cannot speak with companies on all our votes, but we consider it is important to do so for material cases.

We have a dedicated stewardship team which forms part of our wider responsible investment team. The Newton Sustainability Committee oversees and regularly reviews our wider stewardship efforts, including proxy voting.

About our Voting Guidelines

Newton's voting guidelines outline our approach to key issues that arise in proxy voting. They provide a framework for our analysis and will generally inform our decision. They are not intended to be prescriptive, and we retain the flexibility to apply a different decision where we consider it to be in the best long-term economic interests of our clients. The guidelines have been developed by our responsible investment team in collaboration with our investment team and draw from guidance established by internationally recognized governance principles including the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles, the International Corporate Governance Network (ICGN) Global Governance Principles, the UK Investment Association's Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes. Our guidelines are updated at least annually to ensure consideration of evolving best practice, regulatory developments, and investor expectations, as well as dialogue with our clients.

VOTING GUIDELINES

Leadership and the Board

A company's board has oversight of the company's strategic direction and of management's operational execution. Directors are tasked individually and collectively to act in the best interest of the company and its shareholders and to give consideration to its other stakeholders, although this scope may vary depending on the company's jurisdiction. The board has ultimate accountability for a company's governance arrangements, succession planning, corporate culture, and risk management systems, including the oversight and stewardship of the company's material risks and opportunities, including those arising from externalities.

It is therefore important that the board proactively manages these risks, in line with investor and stakeholder expectations, and that the board satisfies itself that its members have sufficient experience and the right skillset to tackle those issues. We consider that boards are best able to provide this oversight when comprised of a majority of directors who are independent from management and other controlling shareholders.

1 Newton manages a variety of investment strategies. How ESG analysis is integrated into Newton's strategies depends on the asset classes and/or the particular strategy involved. Newton does not currently view certain types of investments as presenting ESG risks and opportunities and believes it is not practicable to evaluate such risks and opportunities for certain other investments. Where ESG is considered, other attributes of an investment may outweigh ESG considerations when making investment decisions.

Our definition of independence is based on generally accepted principles. A director is deemed to be independent, or free from conflicting interests, if the following conditions are met:

• He/she is not a current employee of the company

• He/she has not occupied previous executive functions at the company without an acceptable cooling-off period

• He/she has not previously worked directly or indirectly for one of the company's significant suppliers (material business relationship), major lenders or the current auditor

• He/she has not previously worked for firms under cross-shareholding relationship with the company

• He/she does not receive significant performance-related share-based payments from the company (or any form of remuneration linked to the share price)

• He/she is not a significant shareholder representative and does not have family ties to the current executives or significant shareholders

• He/she has not served on the board for more than 12 years (or any lower limit determined by market practice)

• He/she has not made a significant donation to the company.

In determining a company's governance arrangements, the board can establish sub-committees, typically audit, nomination, and remuneration, to help with preparatory and advisory work. We expect these committees to be comprised of a majority of independent directors.

Board Accountability

We consider it is a fundamental shareholder right to be able to vote on director appointments and reappointments. Furthermore, we view annual reappointment of directors as best practice.

Once appointed, directors are expected to act in the interests of all shareholders and should expect to receive the necessary induction and training to allow them to fulfil their mandates in an optimal way. Board duties require a high degree of professionalism, and we expect directors to dedicate the time needed to dispense their fiduciary duties. We do not consider the time commitment to be limited to attendance at board meetings, but should allow for additional obligations such as committee meetings and preparatory work. In this context, we expect directors to limit the number of public company board mandates they accept to a maximum of five for a non-executive director, and a maximum of two (outside non-executive roles) for an executive director.

We may hold accountable the board as a whole, or the relevant board member(s) or committee member(s), where we consider the board to have failed to rein in and manage the company's risks and opportunities.

We expect the board to have a designated director for regular dialogue with the company's significant shareholders to enable a continuous exchange of views and monitoring.

Board Refreshment

Effective and independent boards are regularly refreshed, ensuring the adequate injection of new independent profiles, while retaining those experienced profiles the board deems valuable. Through regular refreshment, a board should ensure that the most qualified individuals are selected to be board members to achieve a composition with the optimal balance of skills, independence and diversity to effectively discharge its duties.

We may oppose the re-election of the nomination committee chair if a majority of the board members are considered long-tenured.

Board Leadership

We prefer the oversight and executive functions within a company to remain distinct. To facilitate this, the roles of chair and chief executive officer (CEO) should be separated, and the board should be presided over by a non-executive chair. The non-executive chair has a crucial role of leading the board's activities in a way that encourages the contributions of all directors and is challenging of management, including by determining the board agenda. The chair is ultimately accountable for the board's governance arrangements.

We recognize that, in some cases, companies choose to combine the position of chair and CEO. We expect companies in these cases to justify to shareholders why the combination of these roles is deemed appropriate and to set up sufficient counterpowers to balance the combination of the oversight and management roles. Notably, this would be by having a position of independent lead director that can call for executive sessions and board meetings, have sufficient power to amend the board meeting agendas, and have sufficient direct access to company's management. In these cases, we also expect the board to demonstrate robust succession planning. We will typically look unfavorably on cases where the company is recombining the chair and CEO roles after a period of separation and may support shareholder resolutions requiring independent chair positions at companies in general as a good governance practice.

Capital Management

Capital management is an important issue for us to consider as capital structure modifications may not be in the interest of existing shareholders and can potentially dilute their holdings with limited or no economic upside. Companies sometimes present resolutions which relate to how income may be allocated through dividends and share repurchases or which may relate to the issuance of shares in order to raise capital. We are generally supportive of dividend payouts, unless they fall under a certain level that we consider is not in shareholders' interests.

Capital Structure

We consider that a shareholder's voting rights should be proportional to its economic interest in the company. Consequently, we support the 'one-share, one-vote' principle and will typically oppose any resolution that seeks to create multiple share classes. We will also typically oppose the issuance of shares which perpetuates the existence of unequal share classes or exacerbates the unequal treatment of shareholders. For new listings, or companies where we are making our voting decision known for the first time, we will typically hold the governance committee chair accountable for a multiple share class structure, unless a sunset requirement is introduced (between seven and ten years as a ceiling).

Issuance of Shares

While acknowledging the need for a company to have flexibility and financial leeway, we look for general share issuances to offer protection for existing shareholders, notably by not being excessively dilutive and with any discount to market price substantiated by a robust rationale. We may oppose requests to issue shares at a price below the share's intrinsic value if no justification is presented by the company. We assess on a case-by-case basis share issuance requests linked to a specific purpose and expect the issuance terms to be disclosed and the operation supported by a compelling rationale.

We also generally support stock splits that have a purpose of increasing liquidity and/or adjusting for a significant increase in stock price, and reverse stock splits which are supported by sound rationale.

Share Repurchasing

We support share buybacks in cases where they are designed according to applicable regulatory and market best practice, including protecting against significant dilution to existing shareholders. We expect transparency on the price, the volume, and the possibility of using the share repurchase authority as an anti-takeover mechanism.

Anti-Takeover Mechanisms

We do not generally support the use of anti-takeover mechanisms, as such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value, and we are likely to oppose any arguments for approving the introduction or continuation of any anti-takeover mechanism.

However, on a case-by-case basis, we may support proposals where the primary purpose appears to be to provide management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are properly justified and discussed with shareholders.

Related-Party Transactions

We expect the disclosure of information around related-party transactions as well as the board or AGM process used for their approval, as these represent crucial information on insider movements and conflict-of-interest situations that we use in our analysis of the company's governance arrangements.

These transactions should be clearly defined, disclosed and approved by the board well before their execution date, evaluated for fairness to all shareholders by an independent audit firm, and submitted separately to a shareholder vote where permitted.

Reporting and Audit

A company's financial reporting is a key element of its communication with its shareholders and the market. It should provide accurate, balanced and understandable financial and non-financial information relating to the fiscal year under review, as well as clarity on the assumptions made by management in order for stakeholders to be able to robustly assess the company's potential future performance and long-term prospects. We may vote against the approval of financial statements and related proposals in cases where they have not been published in a timely manner prior to the vote deadline or where a qualified opinion has been provided by the external audit firm. In markets where there is no vote on financial statements, we may oppose the re-election of audit committee members if we have concerns on issues around reporting and audit.

The audit committee plays a key role in determining and overseeing internal control mechanisms, including providing challenge to management and maintaining the quality of the external auditors. We encourage all companies to provide a report to shareholders from the audit committee in their financial reporting disclosing any risks identified and the steps being taken, if any, to enhance practices. The audit committee also plays a key role in selecting the external audit firm and verifying its independence from management. While not yet a prevalent practice in all markets, we encourage those committees to disclose in their reports to shareholders the rationale behind the appointment of the chosen firm, details around the selection process, and transparency around fees paid. We typically do not support non-audit fees being in excess of audit fees without robust justification as it can result in a real or perceived jeopardization of the auditor's objectivity. We expect the audit committee to evaluate, at least annually, the external auditor's continuing independence. We consider tenure to be a contributor over time to the external auditor's continued ability to be perceived as independent, and we may vote against the reappointment of a long-serving external audit firm in the absence of robust justification.

Finally, we encourage companies to adopt some form of integrated reporting which takes into consideration the most relevant and acceptable international standards as this will better enable shareholders to assess material environmental and social risks.

Remuneration

Pay is critical for attracting, retaining and monitoring executive leadership and senior management. We consider that the design of executive pay should support the execution of strategy and align executives' interests to those of shareholders over the long term.

Role of the Board and Remuneration Committee

Ensuring that executives deliver on the company's strategic goals is a key board responsibility, with executive pay being an important tool. We consider that the board, or designated remuneration committee, should have flexibility to design the executive pay plan, coupled with accountability to shareholders and other stakeholders on oversight of the resulting payouts. We expect robust disclosures on how the plan supports both the execution of strategy and long-term alignment between management and shareholders and, therefore, how it ultimately supports the generation of long-term economic value by the company. The remuneration committee should also account for the individual characteristics of the company and its situation and determine pay that is in line with actual performance and in accordance with the remuneration policy.

In our experience, overreliance on external consultants demonstrates a lack of experience of the remuneration committee and poses risks of colliding interests, as those consultants usually have multiple business relationships with the company. We do not expect this to be standard practice as it can push remuneration levels up across the market.

We pay particular attention to the composition of the remuneration committee, and we expect at least half of the members to be independent directors. Executive participation in this committee is discouraged owing to the inherent conflicts of interest involved. We expect the committee to communicate regularly and clearly with shareholders, and to provide shareholders' perspectives and feedback to the board when necessary. The committee should adopt the highest standard of behaviors and shareholder dialogue, including a proactive and serious response to shareholder dissent.

Given the important role of this committee, and that most votes on executive pay are advisory in nature, we will typically oppose the re-election of the incumbent remuneration committee members in cases where we are also opposing a remuneration-related proposal.

Structure

Pay structure must be appropriate and relevant to the business and should avoid unnecessary complexity.

We expect executive pay structures to be designed to reward long-term performance and, as such, expect the majority of variable pay awards to be subject to a performance period of at least three years as an overarching principle. Phased vesting or other short-term vesting considerations raise concern. We encourage companies to include malus (the downward adjustment of incentive awards before they become payable or vest) and clawback provisions within the terms as these can incentivize positive management behavior.

We encourage long post-vesting holding periods, and significant shareholding requirements for executives in order to encourage alignment of executive pay with long-term objectives.

We expect executive pay plans to contain a general dilution limit to all shareholders of 10% (over ten years) for all equity-based plans to ensure that control is not unintentionally shifted to executives or employees.

Finally, change-in-control arrangements which guarantee substantial payouts to executives are viewed negatively unless strictly linked to forced departure.

Recruitment

We generally do not support sign-on bonuses ('golden hellos') and other mechanisms designed to secure executive appointments. We will assess on a case-by-case basis where the payment is made to compensate benefits forgone at the previous role, and in these cases would prefer that the payment is made in shares vesting over a period of more than one year, linked to the new company's performance metrics, ideally securing the executive for the medium term.

Other Remuneration Principles

We do not consider there to be a 'one-size-fits-all' structure for executive pay and encourage remuneration committees to design the plan that best supports the execution of the company's strategy. As a result, our strong preference is to see tangible performance criteria, linked to strategy in a concrete way, with an outcome that is easy to understand. We do not consider that pay for below-target/median performance is good practice in incentivising executives.

Overall, transparency and variability (upwards and downwards) are two main features of a sound variable pay structure.

On-target and maximum levels of expected pay should be clearly disclosed.

In general, we view negatively any arrangements that reward failure, and any pay component that produces significant pay for below-peer/median performance.

Similarly, we view negatively one-off awards and look at those on a case-by-case basis, considering any mitigating circumstance.

• Base pay

The level of pay, particularly base pay as it determines the general pay structure, needs to be thoroughly explained. We expect the remuneration committee to consider the role in the context of the company and what it needs to achieve, the responsibilities attached, and the company's general operational philosophy and purpose. We negatively view the use of benchmarking alone to increase pay. Benefits are considered as an integral part of base pay.

• Short-term incentives

The possibility for payments outside the bonus structure is viewed negatively. Variable pay should not reward for negative shareholder returns or for targets set below previous-year levels, unless the remuneration committee justifies why targets are being set to differ from shareholders' experience.

• Long-term incentive plans

Awarding long-term incentives is considered by both investors and remuneration committees as an important tool to align executive behavior to long-term shareholder value creation.

Consequently, we view a three-year performance period and mandatory performance conditions as a minimum expectation.

Post-vesting holding periods enhance alignment with shareholder value creation.

Companies should be clear and transparent around vesting scales and any discretion in determining long-term incentive outcomes. All long-term incentive awards should be linked to tangible strategic performance conditions.

When granting performance-based options (options with performance conditions going beyond share-price appreciation), we view negatively any grant not made at market conditions (for example, with a significant discount that is not justified by a rationale).

Our ultimate preference is for variable pay to be entirely linked to performance, although we acknowledge the existence of different regional practices. In these cases, we apply a pragmatic approach which considers the company's stage of development and its sector and may support a lower threshold if the supporting rationale is robust. We encourage companies to move towards a greater proportion of variable pay being linked to performance over time but note that this movement should not be inflationary to the pay.

We may oppose remuneration-related proposals in cases where we perceive a lack of alignment between pay and performance.

Transparency, Accountability, and Shareholder Rights

We expect companies to provide accurate and timely information to enable investors to make informed investment decisions. Companies should also provide transparency on their governance structures and the rights available to shareholders to hold boards and management to account. Crucial to these rights is the ability to vote on and approve the company's most important corporate decisions. These decisions can relate to bylaw/article amendments, and material corporate transactions including mergers, acquisitions, disposals and related-party transactions. To support this, we expect documentation related to the AGM or EGM to be disclosed well before the vote deadline.

We consider that shareholders should have the ability to nominate directors onto the company's proxy card ('proxy access') as this can sometimes be less risky and less costly than a proxy fight. We will typically support proposals to provide shareholders with proxy access provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence. We consider that shareholders should have the opportunity to call meetings or raise what they deem to be material issues for discussion outside of the normal schedule of shareholder meetings, subject to sufficient support from the wider shareholder base. In this context, we will typically support proposals to provide shareholders with the right to solicit votes by written consent or the right to call special meetings, provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence.

We support management proposals that aim to adopt a majority vote standard, and strongly encourage management to adopt post-election policies, or a director resignation policy, that would increase board accountability to shareholders.

We will generally support proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, we would oppose any proposal which would support indemnification for director actions conducted in bad faith, with gross negligence, or in reckless disregard for duties.

We encourage companies to facilitate voting for all shareholders and will typically support proposals for a hybrid (virtual and physical participation) format for the shareholder meeting, subject to robust platforms which allow for questions to be posed without censorship by those attending in person as well as virtually. We are unlikely to support proposals for virtual-only meetings absent robust rationale and an outline of provisions to ensure shareholders are not disadvantaged, or regulatory protection.

We view negatively the practice of share pledging, where executives, founders or non-executive directors pledge their holdings as collateral for personal or personal business loans. We consider it the board's responsibility to actively manage the resultant risk of a sudden change in the shareholder base. We encourage companies that allow share pledging to disclose a robust pledging policy that includes hard limits, and for any pledging activity to be examined by the board regularly and as often as needed.

For all these issues, we may hold board leadership and/or the governance committee ultimately responsible for their presence or for lack of progress on resolving them. In relation to pledging, we may hold responsible the committee specifically designated to govern this risk or the entire board if no committee is set up.

Environmental and Social Matters

As previously stated, we hold the board ultimately accountable for the management and oversight of the company's risks. Increasingly, environmental and social issues are being brought to companies' meeting agendas. While we do not make investment decisions based solely on those factors, we do consider there to be financial risks that emerge when these matters are badly managed. The general meeting provides an opportunity for shareholders to signal, where relevant, their view on how the company is managing its particular risks and addressing opportunities, including whether there is a need for the board to improve its response on a particular issue.

Climate

We recognize that climate change will present two main types of critical risks to companies – physical risks and transition risks – and we consider it is in the best economic interests of our clients for companies to have long-term strategic plans to deal with these risks.

We consider it the board's responsibility to set and monitor the company's climate strategy and transition planning, where material. It is also the board's responsibility to ensure the company's climate strategy is being adequately discussed at board and management level with the appropriate reporting lines. Where relevant to the company's activities, the board should ensure that climate expertise is present or available for board members and management to access, and that board members are trained and made aware of the most pressing and material climate issues facing the company. Given the financial risk to our clients from companies which are not managing appropriately climate risks relevant to their business, our voting in relation to climate-related matters will, where appropriate, generally support our net-zero commitment and reflect our views of the company's progress against its stated targets. We will also consider the progress of our engagements and whether the company meets our overall expectations of it.

• Transition plan votes ('say-on-climate')

While we do not consider 'say-on-climate' votes to be a blanket necessity for all companies, we do consider it would be beneficial for shareholders in cases where climate issues are expected to affect the generation of long-term economic value by the company. This may include cases where the company has not demonstrated sufficient progress or is undergoing transformation which will materially change the way its business is affected by climate risk.  When we evaluate transition plans against our expectations for the company's long-term economic value, we adopt a holistic view and aim via our vote to express our thoughts on the company's current state of progress.

More generally, outside of the AGM forum we consider it is good practice for companies to provide regular and robust disclosures to their stakeholders on targets, timelines/milestones, investment plans including capital expenditure and/or operating expenditure, and progress against these stated goals to allow for robust and informed decision-making.

• Chair and director appointments and reappointments

We may oppose the re-election of the board chair, relevant director(s) or committee if we do not consider that climate risk is sufficiently being taken into account for those companies where that risk is material to the company's long-term economic prospects.

• Remuneration

We may oppose remuneration proposals where the application of the transition plan is not in line with the stated strategy, notably concerning targets that are inconsistent with the strategy, where climate risk is material to the company's long-term economic prospects.

• Accounts and auditor appointments

We may oppose the approval of the financial statements or the appointment or re-appointment of auditors where climate risks are not considered when preparing the financial statements, where those risks are material to the company's long-term economic prospects. In consideration of this vote, engagement with the company and our understanding of the climate risk are considered, in addition to the regulatory guidance and market practice.

• Climate-related shareholder resolutions

We adopt a case-by-case approach on voting shareholder resolutions. For more details on our approach to shareholder resolutions, please see the 'Shareholder resolutions' section of this document.

Diversity

As stewards of the investments we make on behalf of our clients, we consider boards that embrace diversity, as manifested through appropriate gender and racial representation and a broad spectrum of skills and experience, are more likely to achieve better long-term outcomes for our clients as they are likely to reduce 'groupthink' and bring a wider set of ideas and perspectives.

We also view diversity as integral to sound decision-making and we consider that companies with an inclusive culture and diversity of skills, experiences and perspectives at all levels of the organization should be better managed and better able to adapt to change, and thus create long-term economic value. Company boards may fail because the board is populated with directors unwilling, or unable, to challenge a single domineering personality.

• Gender and ethnicity/race

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders.

We generally expect at least 30% of board seats to be held by women in markets where we consider gender diversity can be reasonably expected. In markets where gender diversity is less well established, we generally expect at least one board seat to be held by a woman and will encourage a commitment to progress towards the 30% level over time.

We may consider opposing the re-election of the chair of the nomination committee where board composition falls below our expectations.

In markets where access to this information can be expected (currently the US and UK only), we generally expect at least one board seat to be held by an ethnically or racially diverse director. We may consider opposing the re-election of the nomination committee chair if we consider the board to lack sufficient ethnic diversity.

Shareholder Resolutions

The ability for shareholders to file resolutions at general meetings is an important and powerful tool which should be exercised in exceptional circumstances. We consider all shareholder resolutions on a case-by-case basis and on their own merit and we do not consider it is possible to generalize how we would vote.

A shareholder resolution may tackle a topic that we agree to be a material issue for the company, or it may promote a governance principle that we universally endorse, such as majority voting. Regardless of the general endorsement of the resolution and support of the proponents, we still expect there to be a clear and substantiated case as to why the resolution warrants support and a detailed description of the impact of the proposal. In some instances, we support the general focus of the resolution but not the details of the ask from a practical perspective. In other instances, we may support management while we endorse the shareholder resolution simply because we have been assured by management that it has accepted the request and is committed to making the relevant changes.

Key considerations for shareholder resolutions:

1. Does the requested action align with our view on the topic raised?

2. Will the outcome be additive to our investment case or benefit our clients in other ways?

3. Are we already engaging with the company on the issue?

4. Is the proponent's request proportionate and reasonable to the issue in question and to the company?

5. Is the proposal practical and sensible for the size and type of company?

Social and Environmental

Recurring social and environmental themes often appear as shareholder proposals on meeting agendas. While maintaining a case-by-case approach, we have developed convictions on some of these themes. As with all our vote decisions, we are driven by what we consider will be the long-term economic impact to the company, and therefore our clients, from how it manages these risks.

We expect investee companies to fully disclose their direct and indirect lobbying and trade association expenditures, and not to engage in practices that contradict or oppose their stated commitments on environmental and social externalities.

To inform investor decision-making, we will also typically support requests for additional disclosure on environmental policies and emissions where we consider these to be material to the target company. We would also consider supporting, where material to the company's long-term economic prospects, resolutions seeking to set appropriate emission-reduction targets within reasonable time frames consistent with international agreements and national commitments.

We also generally support proposals on human capital management that strengthen workforce engagement, its health and safety, and its diversity, and proposals that provide for additional material information on the company's practices in this area.

Generally, NIMNA will not support a company that seeks to make direct donations to any political party or political organization.

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1. The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2. The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3. The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4. The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information. ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1. Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2. Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3. Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model)

and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration. While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices. ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders' interests.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting. In both markets, external auditors are expected to be both fully qualified and independent—i.e., should not have any financial interests, including excessive fees from the company for non-audit services—that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS. While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

• Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

• Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

• Call special meetings and act by written consent, within reasonable parameters;

• Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

• Evaluate and approve shareholder rights plans ("poison pills") taking into account whether it conforms to "new generation" rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

• Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;

• Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

• Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions. A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

• Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

• To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

• Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

• How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

• If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval. Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote). ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

• Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

• Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.

• The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

• Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

• Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

• Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

• The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy

• Covers South Africa only

• Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy

• Covers Russia and Kazakhstan only.

• Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy

• Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

• The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

• Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

• For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS'

voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions. ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon" unless the advisors will serve on the board of directors and thus be accountable to shareholders. For meetings on or after February 1, 2019, ISS will recommend voting against top executives in a U.S.-type three committee structure or audit committee structure if, after the shareholder meeting, at least one-third of the board does not consist of outside directors.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors. When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS's classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company's auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management's nominees.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director). Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in

Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India. In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm. Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but the guidelines specify a number of conditions which must ALL be met before ISS will even consider supporting a takeover defense. Those conditions are composed of five components: 1) plan features, 2) board practices, 3) creation of a special committee to evaluate takeover bids, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability. The total duration of a poison pill may not exceed three years.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal. Starting in 2016 the current poison pill policy became more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third- Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

PART C. OTHER INFORMATION

_________________________

Item 28.  Exhibits.

_______ ________

(a) (1) Declaration of Trust of BNY Mellon ETF Trust II (the "Registrant" or the "Trust") dated June 24, 2024 (the "Declaration of Trust"), is incorporated herein by reference to Exhibit (a)(1) to the Registrant's initial registration statement on Form N-1A, as filed with the SEC on June 26, 2024 ("Initial Form N-1A").

(a)(2) Registrant's Amended and Restated Agreement and Declaration of Trust, dated September 9, 2024 is incorporated herein by reference to Exhibit (a)(2) to the Registrant's registration statement on Form N-1A (File no. 333-280471 and 811-23977), as filed with the SEC via Edgar Accession No. 0002025968-24-000011 on October 11, 2024 ("Pre-Effective Amendment No. 1").

(a)(3) Registrant's Amended and Restated Agreement and Declaration of Trust, dated October 7, 2024 is incorporated herein by reference to Exhibit (a)(4) to Pre-Effective Amendment No. 1.

(a)(4) Certificate of Designation to the Declaration of Trust, dated June 24, 2024, relating to the BNY Mellon Dynamic Value ETF and BNY Mellon Concentrated Growth ETF, is incorporated herein by reference to Exhibit (a)(2) to the Initial Form N-1A.

(a)(5) Certificate of Designation to the Declaration of Trust, dated September 13, 2024, relating to BNY Mellon Enhanced Dividend Income ETF is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, as filed with the SEC on November 20, 2024 ("Post-Effective Amendment No. 1").

(b)  Registrant's By-Laws, adopted on June 24, 2024 is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 1.

(c)  Not applicable.

(d)(1) Management Agreement between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 1.

(d)(2) Revised Schedule 1 to the Management Agreement, reflecting the addition of BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(d)(3) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Fayez Sarofim & Co., LLC, relating to the BNY Mellon Concentrated Growth ETF is incorporated herein by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1.

(d)(4) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America, LLC (the "NIMNA Sub-Advisory Agreement"), relating to the BNY Mellon Dynamic Value ETF is incorporated herein by reference to Exhibit (d)(3) to Pre-Effective Amendment No. 1.

(d)(5) Revised Schedule 1 to the NIMNA Sub-Advisory Agreement reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(d)(6) Sub-Sub-Investment Advisory Agreement between Newton Investment Management North America, LLC and Newton Investment Management Limited (the "Sub-Sub-Investment Advisory Agreement") relating to the BNY Mellon Dynamic Value ETF is incorporated herein by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1.

(d)(7) Revised Schedule 1 to the Sub-Sub-Investment Advisory Agreement reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(d)(8) Letter Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America, LLC, relating to the BNY Mellon Dynamic Value ETF is incorporated herein by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1.

(e)(1) Distribution Agreement between the Registrant and BNY Mellon Securities Corporation is incorporated herein by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 1.

(e)(2) Revised Exhibit A to the Distribution Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(e)(3) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 1.

(f)  Not applicable.

(g)(1) Custody Agreement between the Registrant and The Bank of New York Mellon (the "Custody Agreement") is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 1.

(g)(2) First Amendment to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 1.

(g)(3) Revised Appendix I to the Custody Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(h)(1)  Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon (the "Fund Administration and Accounting Agreement") is incorporated herein by reference to Exhibit (h)(1) to the Registrant's registration statement on Form N-1A (File no. 333-280471 and 811-23977), as filed with the SEC via Edgar Accession No. 0002025968-24-000015 on October 21, 2024 ("Pre-Effective Amendment No. 2").

(h)(2) First Amendment to the Fund Administration and Accounting Agreement is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 1.

(h)(3) Revised Exhibit A to the Fund Administration and Accounting Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by Amendment.

(h)(4) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon ("TA Agreement") is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1.

(h)(5) First Amendment to the TA Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 1.

(h)(6) Revised Appendix A to the TA Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(h)(7) Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 1.

(h)(8) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 1.

(i)(1) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i) to Pre-Effective Amendment No. 1.

(i)(2) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to BNY Mellon Enhanced Dividend Income ETF, to be filed by Amendment.

(j)(1) Consent of independent registered public accounting firm, KPMG LLP on behalf of the predecessor fund (relating to BNY Mellon Concentrated Growth ETF), is incorporated herein by reference to Exhibit (j)(1) to the Registrant's registration statement on Form N-1A (File no. 333-280471 and 811-23977, as filed with the SEC via EDGAR Accession No. 0001741773-25-001384 on March 28,2025.

(k)  Not applicable.

(l)  Seed Capital Subscription Agreement is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 1.

(m)(1) Plan of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 1.

(m)(2) Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Enhanced Dividend Income ETF, to be filed by amendment.

(n)  Not applicable.

(o)  Not applicable.

(p)(1) Code of Ethics adopted by the Registrant, BNY Mellon ETF Investment Adviser, LLC, Newton Investment Management North America, LLC, Newton Investment Management Limited, BNY Mellon Securities Corporation, and The Bank of New York Mellon is incorporated herein by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 1.

(p)(2) Code of Ethics of Fayez Sarofim & Co., LLC is incorporated herein by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1.

(p)(3) Code of Ethics of Nonmanagement Board Members is incorporated herein by reference to Exhibit (p)(3) to Pre-Effective Amendment No. 1.

(q)  Powers of Attorney is incorporated herein by reference to Exhibit (q) to Pre-Effective Amendment No.2.

Other Exhibits

_________________

*Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

_______ ______________________________________________________________

  Not Applicable.

Item 30.  Indemnification.

_______  _______________

(a)        The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

 (b)       As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c)        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

 (d)       Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the U.S. Securities and Exchange Commission:
 In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.
 The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

(e)         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

_______ ______________________________________________

BNY Mellon ETF Investment Adviser, LLC (the "Adviser") and affiliate companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. The Adviser does not currently, but may in the future, also serve as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of the parent company of the Adviser, The Bank of New York Mellon Corporation, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Adviser and of other investment companies for which the Adviser's affiliates act as an investment adviser, sub-investment adviser or administrator.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two calendar years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

John Rachek Chief Risk Officer
	BNY Mellon Asset Management Canada Ltd. <	Chief Risk Officer Vice President	3/24 – Present 3/24 – Present

Gareth Becker Chief Financial Officer
None

David DiPetrillo
Chief Executive Officer and Manager

	BNY Mellon Advisors, Inc. ++	Director	12/23 – Present

	BNY Mellon Asset Management Canada Ltd.<	Director	3/23 – Present

	BNY Mellon ETF Trust++	President	3/20 – Present

	BNY Mellon ETF Trust II++	President	6/24 – Present

	BNY Mellon Family of Funds++	President	1/21 – Present

	BNY Mellon Investment Adviser, Inc.++	Vice President Director	2/21 – Present 2/21 – Present

	BNY Mellon Investor Solutions, LLC*	Manager	1/20 – 1/24

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Mellon Securities Corporation++	Director Executive Vice President	1/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President	1/20 – Present

	DTR Commodity Fund Ltd. ########	President Director	8/21 – Present 10/21 – 2/23

	GRR Commodity Fund Ltd. ########	President Director	8/21 – Present 10/21 – 2/23

Stephanie Pierce Manager
	BNY Mellon Advisors, Inc. ++	Director	12/23 – Present

	BNY Mellon Investor Solutions, LLC*	Director	12/23 – 1/24

	Mellon Investments Corporation*	Chief Executive Officer	3/20 – Present
		Director	2/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Managing Director	2/21 – Present

John Squillace Chief Compliance Officer
	BNY Mellon ETF Trust++	Chief Compliance Officer	5/24 – Present

	BNY Mellon ETF Trust II++	Chief Compliance Officer	6/24 – Present

	BNY Mellon Investment Adviser, Inc.++	Chief Compliance Officer	6/21 – Present

	BNY Mellon Securities Corporation++	Chief Compliance Officer	6/19 – Present

Sarah Kelleher Vice President
	BNY Mellon ETF Trust++	Vice President Secretary	3/20 – Present 3/20 – Present

	BNY Mellon ETF Trust II++	Vice President Secretary	3/20 – Present 3/20 – Present

	BNY Mellon Family of Funds++	Assistant Secretary	4/14 – 4/24
		Secretary	5/24 – Present
		Vice President	4/14 – Present

	DTR Commodity Funds Ltd.########	Secretary	5/18 – Present

	GRR Commodity Funds Ltd.########	Secretary	8/19 – Present

Colleen Cain Secretary

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	B.N.Y. Holdings (Delaware) Corporation#	Secretary	3/24 – Present

	BNY Administrative Services LLC**	Secretary	7/23 – Present

	BNY Aurora Holding Corp**	Secretary	10/22 – Present

	BNY Capital Corporation**	Secretary	3/24 – Present

	BNY Capital Funding LLC**	Secretary	3/24 – Present

	BNY Capital Markets Holdings, Inc.**	Secretary	3/24 – Present

	BNY Mellon Advisors, Inc. ++	Assistant Secretary	6/23 – 2/24

	BNY Mellon Investment Servicing (US) Inc.+	Secretary	11/23 – Present

	BNY Mellon Investment Servicing Trust Company#	Secretary	11/23 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Secretary	12/22 – Present

	BNY Mellon Securities Corporation++	Secretary	8/23 – Present

	BNY Mellon Trust of Delaware#	Secretary	2/23 – Present

	BNY Mellon US Services Holdings LLC++	Secretary	11/23 – Present

	BNY Real Estate Holdings LLC**	Secretary	4/23 – Present

	Eagle Access LLC±±±	Secretary	4/24 – Present

	Eagle Investment Systems LLC±±±±	Secretary	4/24 – Present

	MBC Investment Corporation#	Secretary	3/23 – Present

	Mellon Financial Services Corporation #1+	Secretary	12/23 – Present

	pControl North America Inc.^^	Secretary	7/23 – Present

	Pershing X, Inc.###	Secretary	11/23 – Present

	Technology Services Group, Inc.++	Secretary	2/23 – Present

	Tennessee Processing Center LLC++	Secretary	12/22 – Present

Yumi Frost Assistant Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	8/24 – Present
	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Archer Holdco, LLC^^^^	Assistant Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery XX, LLC**	Assistant Secretary	10/24 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	9/24 – Present

	BNY Mellon Government Securities Services Corp. ++	Assistant Secretary	2/24 – Present

	BNY Mellon IHC, LLC++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	8/24 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	9/24 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

	BNY Mellon, National Association++	Assistant Secretary	4/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	9/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Secretary	11/24 – Present

	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

	BNY Salvage Inc. ++	Assistant Secretary	1/25 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	8/24 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Secretary	11/24 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	8/24 – Present

	National Residential Assets Corp.++	Assistant Secretary	8/24 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	11/24 – Present

	TBC Securities Co., Inc.*	Assistant Secretary	12/24 – Present

	The Bank of New York Mellon Corporation++	Assistant Secretary	4/24 – Present

	xBK LLC^^	Assistant Secretary	10/24 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
Jennifer Jablon Assistant Secretary
	Agency Broker Holding LLC**	Secretary	7/20 – Present

	Alcentra NY, LLC++	Assistant Secretary	11/20 – 11/22

	Alcentra US, Inc.†	Assistant Secretary	12/20 – 11/22

	Alternative Holdings I, LLC**	Secretary	7/20 – Present

	Alternative Holdings II, LLC**	Secretary	7/20 – Present

	AP Residential Realty, Inc.††	Secretary	11/22 – Present

	BNY Administrative Services LLC**	Assistant Secretary	6/20 – Present

	BNY Alcentra Group Holdings, Inc.†††	Assistant Secretary	11/20 – 11/22

	BNY Capital Resources Corporation#####	Secretary	3/22 – Present

	BNY Foreign Holdings, Inc.**	Assistant Secretary	11/22 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/21 – Present

	BNY Mellon Advisors, Inc.++	Assistant Secretary	2/24 – Present

	BNY Mellon Capital Markets, LLC++	Secretary	9/20 – Present

	BNY Mellon Investment Adviser, Inc.++	Assistant Secretary	8/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc.±±±±	Secretary Assistant Secretary	6/22 – Present 4/20 – 6/22

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	11/23 – Present

	BNY-N.J. II Corp.**	Assistant Secretary	7/24 – 9/24

	BNY Partnership Funding LLC**	Secretary	3/22 – Present

	BNY Salvage Inc.**	Assistant Secretary	6/22 – Present

	CenterSquare Investment Management Holdings, Inc.+++	Secretary	7/20 – 2/25

	ECM DE, LLC**	Assistant Secretary	9/22 – Present

	iNautix (USA) LLC###	Secretary	3/21 – Present

	Insight North America LLC++	Secretary	5/20 – Present

	Madison Pershing LLC###	Assistant Secretary	8/22 – Present

	MBC Investments Corporation#	Assistant Secretary	5/22 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Mellon Canada Holding Company<<<<	Assistant Secretary	4/23 – Present

	Mellon Funding Corporation+	Secretary	7/20 – 9/21

	Mellon Global Investing Corp.+	Secretary	7/20 – Present

	Mellon Hedge Advisors, LLC*	Secretary	6/20 – Present

	Mellon Holdings LLC++	Assistant Secretary	7/23 – Present

	Mellon Investments Corporation*	Assistant Secretary	8/20 – Present
	Mellon Leasing Corporation+	Assistant Secretary	7/22 – Present

	Mellon Overseas Investment Corporation**	Assistant Secretary	1/21 – 6/21
		Secretary	6/21 – Present

	Mellon Residential Funding Corporation+	Secretary	8/20 – Present

	National Residential Assets Corp.**	Secretary	7/20 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC^	Secretary	7/20 – 1/22

	Ozone Acquisition Sub, Inc.###	Assistant Secretary	11/21 – 12/21

	PAS Holdings LLC**	Assistant Secretary	8/22 – Present

	pControl North America Inc.^^	Assistant Secretary	7/24 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	3/20 – Present

	Pershing Group LLC###	Assistant Secretary	6/20 – Present

	Pershing Investments LLC**	Assistant Secretary	8/22 – Present

	Pershing LLC###	Assistant Secretary	3/20 – Present

	Pershing X Direct Indexing, Inc.#######	Assistant Secretary	12/21 – 8/22

	TBC Securities Co., Inc.*	Clerk	12/20 – Present

	Tennessee Processing Center LLC++	Secretary	3/22 – 12/22

	The Bank of New York Mellon Trust Company, National Association+	Secretary	4/20 – Present

	xBK LLC^^	Assistant Secretary	1/21 – Present

Cristina M. Rice

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
Assistant Secretary
	1784 Alternatives IP, LLC++	Secretary	6/24 – Present

	1784 Alternatives Management, LLC++	Secretary	8/24 – Present

	Agency Brokerage Holding LLC**	Assistant Secretary	1/10 – 9/23

	Alcentra NY, LLC++	Assistant Secretary	5/08 – 11/22

	Alcentra US, Inc.†	Assistant Secretary	5/08 – 11/22

	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc.††	Assistant Secretary	8/16 – Present

	Asset Recovery IV, LLC**	Assistant Secretary	9/11 – 4/23

	Asset Recovery V, LLC**	Assistant Secretary	9/11 – 4/23

	Asset Recovery XIX, LLC**	Assistant Secretary	7/12 – 4/23

	Asset Recovery XX, LLC**	Assistant Secretary	7/12 – Present

	Asset Recovery XXII, LLC**	Assistant Secretary	7/12 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Secretary	9/08 – Present

	BNY Administrative Services LLC**	Assistant Secretary	12/08 – Present

	BNY Alcentra Group Holdings, Inc.††††	Assistant Secretary	5/08 – 11/22

	BNY Aurora Holding Corp.**	Assistant Secretary	5/08 – Present

	BNY Capital Corporation**	Assistant Secretary	9/08 – Present

	BNY Capital Funding LLC**	Assistant Secretary Secretary Assistant Secretary	7/08 – 4/21 4/21 – 3/23 3/23 – Present

	BNY Capital Markets Holdings, Inc.**	Assistant Secretary	9/08 – Present

	BNY Capital Resources Corporation#####	Assistant Secretary	7/08 – Present

	BNY Foreign Holdings, Inc.**	Assistant Secretary	8/08 – Present

	BNY International Financing Corporation++	Secretary	5/19 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	7/09 – Present

	BNY Lease Equities (Cap Funding) LLC######	Assistant Secretary	7/08 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Mellon Advisors, Inc.++	Assistant Secretary Secretary	1/08 – 3/22 2/21 – Present

	BNY Mellon Asset Management Canada Ltd.<	Assistant Secretary	11/20 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Secretary	1/15 – 12/22

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	6/08 – Present

	BNY Mellon Clearing Holding Company, LLC**	Assistant Secretary	7/10 – 3/22

	BNY Mellon Insurance Agency, Inc.++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Adviser, Inc.++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Secretary	9/20 – Present

	BNY Mellon Investment Servicing (US) Inc.+	Assistant Secretary	7/10 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Secretary	7/10 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Secretary	6/15 – 1/24

	BNY Mellon Performance & Risk Analytics, Inc.±±±±	Assistant Secretary	1/09 – 8/21 11/21 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Secretary	2/09 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	2/11 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Secretary	3/08 – Present

	BNY Mellon Trust of Delaware#	Secretary Assistant Secretary	5/19 – 2/23 2/23 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	6/10 – Present

	BNY Mellon Wealth Management, Advisory Services, Inc.++++	Secretary	3/19 – 2/21

	BNY Mezzanine Holdings LLC****	Assistant Secretary	5/09 – 4/22

	BNY Partnership Funding LLC**	Assistant Secretary	8/24 – Present

	BNY Real Estate Holdings LLC**	Assistant Secretary Secretary	4/23 – Present 12/20 – 4/23

	BNY Salvage Inc.**	Assistant Secretary	4/09 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Trust Company of Canada<	Assistant Secretary	4/20 – Present

	BNYM RECAP Holdings, LLC**	Secretary	11/20 – 6/21

	BNY-N.J. II Corp.**	Assistant Secretary	6/08 – Present

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Secretary	11/08 – 2/25

	Colson Services Corp.±	Assistant Secretary	5/08 – Present

	EACM Advisors LLC±±	Assistant Secretary	2/09 – 5/21

	Eagle Access LLC±±±	Assistant Secretary	1/13 – Present

	Eagle Investment Systems LLC±±±±	Assistant Secretary	1/13 – Present

	ECM DE, LLC**	Assistant Secretary	3/10 – Present

	Hamilton Insurance Corp. (The)++	Assistant Secretary	6/10 – Present

	HedgeMark International, LLC##	Assistant Secretary	5/14 – 9/21
		Secretary	9/21 – 8/22

	iNautix (USA) LLC###	Assistant Secretary	5/08 – 3/21

	Insight North America LLC++	Assistant Secretary	11/08 – 2/23

	Madison Pershing LLC###	Assistant Secretary	7/08 – Present

	MBC Investments Corporation#	Secretary Assistant Secretary	11/13 – 3/23 3/23 – Present

	Mellon Canada Holding Company<<<<	Secretary	1/14 – Present

	Mellon Financial Services Corporation #1+	Assistant Secretary	11/20 – Present

	Mellon Funding Corporation+	Assistant Secretary	10/08 – 9/21

	Mellon Global Investing Corp.+	Assistant Secretary	5/08 – Present

	Mellon Hedge Advisors, LLC*	Assistant Secretary	11/15 – Present

	Mellon Holdings LLC++	Secretary	2/15 – Present

	Mellon Investments Corporation*	Assistant Secretary Secretary	8/08 – 2/23 2/23 – Present

	Mellon Leasing Corporation+	Assistant Secretary	6/16 – Present

	Mellon Overseas Investment Corporation**	Assistant Secretary	6/16 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	Mellon Residential Funding Corporation+	Assistant Secretary	3/10 – Present

	MUNB Loan Holdings, LLC**	Assistant Secretary	10/10 – Present

	National Residential Assets Corp.**	Assistant Secretary	1/09 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC^	Assistant Secretary	10/10 – 1/22

	PAS Holdings LLC**	Assistant Secretary	9/08 – Present

	pControl North America Inc.^^	Assistant Secretary	10/21 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	5/08 – Present

	Pershing Group LLC###	Assistant Secretary	7/08 – Present

	Pershing Investments LLC**	Assistant Secretary	7/08 – Present

	Pershing LLC###	Assistant Secretary	5/08 – Present

	Pershing Securities Canada Limited###	Assistant Secretary	6/23 – Present

	Pershing X, Inc.###	Assistant Secretary	7/10 – Present

	PFS Holdings, LLC**	Assistant Secretary	1/11 – Present

	Sumday Administration LLC++	Assistant Secretary	11/16 – 2/22

	TBC Securities Co., Inc*	Assistant Clerk	7/09 – Present

	Technology Services Group, Inc.++	Assistant Secretary	4/08 – Present

	Tennessee Processing Center LLC++	Assistant Secretary	5/08 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/23 – Present

	Trinity Residual Limited<<	Assistant Secretary	9/13 – Present

	xBK LLC^^	Assistant Secretary	11/17 – 12/22
		Secretary	12/22 – Present

Vivian Herrera Assistant Treasurer - Tax
	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Brokerage Holding LLC**	Vice President – Tax	5/21 – 9/23

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	Alcentra NY, LLC++	Assistant Treasurer -Tax	5/21 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer -Tax	5/21 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer -Tax	5/21 – Present

	AP Residential Realty, Inc.††	Assistant Treasurer -Tax	5/21 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery V, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	5/21 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	5/21 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	7/21 – Present

	BNY Administrative Services LLC**	Assistant Treasurer –Tax	5/21 – Present

	BNY Alcentra Group Holdings, Inc.†††	Assistant Treasurer –Tax	5/21 – 11/22

	BNY Aurora Holding Corp.**	Vice President	5/21 – Present

	BNY Capital Corporation**	Vice President – Tax	7/21 – Present

	BNY Capital Funding LLC**	Assistant Treasurer – Tax Manager	4/21 – 3/24 3/22 – Present
		Manager	3/20 – 3/22

	BNY Capital Markets Holdings, Inc.**	Vice President – Tax Assistant Treasurer – Tax	7/21 – 3/22 3/22 – Present

	BNY Capital Resources Corporation#####	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc.**	Vice President – Tax	1/22 – 8/23
		Assistant Treasurer – Tax	8/23 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Investment Management Services LLC#	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Equities (Cap Funding) LLC######	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Advisors, Inc.++	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Asset Management Operations	Assistant Treasurer	5/21 – 12/22

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
LLC^^

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc.	Assistant Treasurer – Tax	8/23 – Present

	BNY Mellon Government Securities Services Corp.++	Vice President –Tax	5/21 – Present

	BNY Mellon Insurance Agency, Inc.++	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	5/21 – Present

	BNY Mellon Investment Servicing (US) Inc.+	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Treasurer – Tax	7/21 – 1/24

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Securities Corporation++	Vice President - Tax	5/21 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	5/21 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	6/21 – Present

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Mezzanine Holdings LLC****	Assistant Treasurer – Tax	5/21 – 4/22

	BNY Partnership Funding LLC**	Assistant Treasurer –Tax	5/21 – Present

	BNY Real Estate Holdings LLC**	Assistant Treasurer – Tax	4/21 – Present

	BNY Salvage Inc.**	Assistant Treasurer –Tax	5/21 – Present

	BNYM RECAP Holdings, LLC**	Assistant Treasurer – Tax	5/21 – 6/21

	BNY-N.J. II Corp.**	Assistant Treasurer – Tax	8/21 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	5/21 – 2/25

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Colson Services Corp.±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Access LLC±±±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Investment Systems LLC±±±±	Assistant Treasurer –Tax	6/21 – Present

	ECM DE, LLC**	Assistant Treasurer –Tax	5/21 – Present

	HedgeMark International, LLC##	Assistant Treasurer – Tax	5/21 – 8/22

	iNautix (USA) LLC###	Assistant Treasurer – Tax	5/21 – Present

	Insight North America LLC++	Assistant Treasurer - Tax	5/21 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/21 – Present

	MBC Investment Corporation#	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Funding Corporation+	Assistant Treasurer –Tax	5/21 – 9/21

	Mellon Global Investing Corp.+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	5/21 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	5/21 – Present

	Mellon Investments Corporation*	Vice President – Tax	10/21 – Present

	Mellon Leasing Corporation+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Overseas Investment Corporation**	Assistant Treasurer –Tax	5/21 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	5/21 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	5/21 – Present

	National Residential Assets Corp.**	Assistant Treasurer –Tax	5/21 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	5/21 – Present

	Newton Management North America LLC^	Assistant Treasurer – Tax	5/21 – 1/22

	PAS Holdings LLC**	Assistant Treasurer – Tax	8/21 – Present

	pControl North American Inc. ^^	Assistant Treasurer – Tax	10/31 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Group LLC###	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Pershing Investments LLC**	Assistant Treasurer – Tax	8/21 – Present

	Pershing LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing X Direct Indexing, Inc.#######	Assistant Treasurer	12/21 – 8/22

	Pershing X, Inc.###	Assistant Treasurer – Tax	7/21 – Present

	Sumday Administration LLC++	Assistant Treasurer – Tax	5/21 – 2/22

	TBC Securities Co., Inc.*	Assistant Treasurer –Tax	5/21 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax Agent	12/21 – Present 12/21 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer	3/22 – Present
		Agent	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	5/21 – Present

	xBK LLC^^	Assistant Treasurer –Tax	5/21 – Present

Dennis Rimkunas Assistant Treasurer – Tax
	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Broker Holding LLC**	Vice President – Tax	8/22 – 9/23

	Alcentra NY, LLC++	Assistant Treasurer – Tax	7/22 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer – Tax	7/22 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer – Tax	9/22 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer – Tax	9/22 – Present

	AP Residential Realty, Inc.††	Assistant Treasurer – Tax	11/22 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery V, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	6/22 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	6/22 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	3/23 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Administrative Services LLC**	Assistant Treasurer – Tax	6/22 – Present

	BNY Aurora Holding Corp**	Vice President	10/22 – Present

	BNY Capital Funding LLC**	Assistant Treasurer – Tax	3/22 – Present

	BNY Capital Resources Corporation#####	Assistant Treasurer – Tax	3/22 – Present

	BNY Foreign Holdings, Inc.**	Assistant Treasurer – Tax	8/23 – Present

	BNY Investment Management Services LLC#	Assistant Treasurer – Tax	3/22 – Present

	BNY Lease Equities (Cap Funding) LLC######	Assistant Treasurer – Tax	4/22 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer – Tax	9/22 – Present

	BNY Mellon IHC, LLC++	Assistant Treasurer – Tax	4/22 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President – Tax	6/22 – Present

	BNY Mellon Investment Servicing Trust Company	Assistant Treasurer – Tax	6/24 – Present

	BNY Mellon Investment Servicing (US) Inc.	Assistant Treasurer – Tax	2/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer – Tax	12/22 – Present

	BNY Mellon Securities Corporation++	Vice President – Tax	7/22 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	3/22 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer – Tax	11/23 – Present

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Partnership Funding LLC**	Assistant Treasurer – Tax	3/22 – Present

	BNY Real Estate Holdings LLC**	Assistant Treasurer – Tax	5/22 – Present

	BNY Salvage Inc.**	Assistant Treasurer – Tax	6/22 – Present

	BNY-N.J. II Corp.**	Assistant Treasurer	8/23 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer – Tax	12/22 – 2/25

	Colson Services Corp.±	Assistant Treasurer – Tax	11/23 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	Eagle Access LLC±±±	Assistant Treasurer – Tax	3/22 – Present

	Eagle Investment Systems LLC±±±±	Assistant Treasurer – Tax	4/22 – Present

	ECM DE, LLC**	Assistant Treasurer – Tax	8/23 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	12/22 – Present

	Insight North America LLC++	Assistant Treasurer – Tax	4/22 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/24 – Present

	MBC Investments Corporation#	Assistant Treasurer – Tax	5/22 – Present

	Mellon Global Investing Corp.+	Assistant Treasurer – Tax	12/22 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	12/22 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	7/22 – Present

	Mellon Investments Corporation*	Vice President – Tax	2/23 – Present

	Mellon Overseas Investment Corporation**	Assistant Treasurer – Tax	5/22 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer – Tax	11/22 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	7/23 – Present

	National Residential Assets Corp.**	Assistant Treasurer – Tax	9/22 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer – Tax	4/22 – Present

	pControl North America Inc.^^	Assistant Treasurer – Tax	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer – Tax	6/22 – Present

	Pershing Group LLC###	Assistant Treasurer – Tax	7/22 – Present

	Pershing LLC###	Assistant Treasurer – Tax	7/22 – Present

	Pershing X, Inc.###	Assistant Treasurer – Tax	4/22 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	12/22 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax	2/23 – Present

	Tennessee Processing Center LLC++	Vice President – Tax	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	12/22 – Present

	xBK LLC^^	Assistant Treasurer – Tax	12/22 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
James Windels Vice President
	BNY Mellon ETF Trust++	Treasurer	3/20 – Present

	BNY Mellon ETF Trust II++	Treasurer	6/24 – Present

	BNY Mellon Family of Funds++	Treasurer	11/01 - Present

	BNY Mellon Investment Adviser, Inc.++	Vice President Director	01/06 – Present 2/23 – Present

	BNY Mellon Securities Corporation++	Vice President	1/06 – Present

	DTR Commodity Fund Ltd.########	Treasurer	7/16 – Present

	GRR Commodity Fund Ltd.########	Treasurer	8/19 – Present
Natalya Zelensky Vice President
	BNY Mellon Advisors, Inc. ++	Chief Compliance Officer	5/24 – Present

	BNY Mellon Transfer, Inc.++	Vice President and Secretary	5/17 – Present

Tina Rizzo Vice President – AML/Privacy
	BNY Mellon Securities Corporation++	Senior Vice President	4/21 – Present
		Privacy Officer	6/18 – Present

	BNY Mellon Transfer, Inc.++	Vice President and Secretary	5/17 – Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President	3/21 – Present

Mary Fegan Vice President – Risk	None

Robert Salviolo Vice President – Operations
	BNY Mellon ETF Trust++	Assistant Treasurer	2/20 – Present

	BNY Mellon ETF Trust II++	Assistant Treasurer	6/24 – Present

	BNY Mellon Family of Funds++	Assistant Treasurer	1/07 - Present

	DTR Commodity Fund Ltd.########	Assistant Treasurer	7/16 – Present

	GRR Commodity Fund Ltd.########	Assistant Treasurer	8/19 – Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is One Wall Street, New York, NY 10286.
***	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
****	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^	The address of the business so indicated is Marunouchi Trust Tower Main, 1-8-3 Marunouchi, Chiyoda-Ku, Tokyo 100-0005.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 240 Greenwich Street, New York, NY 10286
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 200 Wellington Street, West, Suite 300, Toronto, Ontario, M5V 2G7.
+++++	The address of the business so indicated is Jin Mao Tower, No. 88 Century Avenue, Shanghai, China 2000120
†	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
†††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
††††	The address of the business so indicated is 1009 Lenox Drive, Bldg. 4, Suite 204, Lawrenceville, PA 16929
±	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
±±	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
±±±	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
±±±±	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#####	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
######	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#######	The address of the business so indicated is 1900 American Blvd., Pennington, NJ 08534
########	The address of the business so indicated is P.O. Box 309, Ugland House, George Town, Cayman Islands, KY1-1104

Item 31(b) Business and Other Connections of Sub-Investment Adviser

Registrant is fulfilling the requirement of this Item 31, on behalf of BNY Mellon Concentrated Growth ETF, to provide a list of the officers and directors of Fayez Sarofim & Co., LLC, the sub-investment adviser of BNY Mellon Concentrated Growth ETF, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Fayez Sarofim & Co., LLC, or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Fayez Sarofim & Co., LLC (SEC File No. 801-1725).

Registrant is fulfilling the requirement of this Item 31, on behalf of BNY Mellon Dynamic Value ETF, to provide a list of the officers and directors of Newton Investment Management North America, LLC, the sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton Investment Management North America LLC, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management North America LLC (SEC File No. 801-120501).

Registrant is fulfilling the requirement of this Item 31, on behalf of BNY Mellon Dynamic Value ETF, to provide a list of the officers and directors of Newton Investment Management Limited, a sub-sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton Investment Management Limited or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management Limited (SEC File No. 801-42114).

Item 32.           Principal Underwriters

BNY Mellon Securities Corporation serves as principal underwriter for each series of the Registrant.

(a) Other investment companies for which BNY Mellon Securities Corporation acts as principal underwriter or exclusive distributor:

1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Appreciation Fund, Inc.
4.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
5.	BNY Mellon ETF Trust II
6.	BNY Mellon Funds Trust
7.	BNY Mellon Index Funds, Inc.
8.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
9.	BNY Mellon Investment Funds I
10.	BNY Mellon Investment Funds II, Inc.
11.	BNY Mellon Investment Funds III
12.	BNY Mellon Investment Funds IV, Inc.
13.	BNY Mellon Investment Funds V, Inc.
14.	BNY Mellon Investment Funds VI, Inc.
15.	BNY Mellon Investment Funds VII, Inc.
16.	BNY Mellon Investment Portfolios
17.	BNY Mellon Large Cap Securities Fund, Inc.
18.	BNY Mellon Midcap Index Fund, Inc.
19.	BNY Mellon Municipal Funds, Inc.
20.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
21.	BNY Mellon New York AMT-Free Municipal Bond Fund
22.	BNY Mellon Opportunistic Municipal Securities Fund
23.	BNY Mellon Opportunity Funds
24.	BNY Mellon Research Growth Fund, Inc.
25.	BNY Mellon Short Term Municipal Bond Fund

26.	BNY Mellon Stock Funds
27.	BNY Mellon Stock Index Fund, Inc.
28.	BNY Mellon Strategic Funds, Inc.
29.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
30.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
31.	BNY Mellon U.S. Mortgage Fund, Inc.
32.	BNY Mellon Variable Investment Fund
33.	BNY Mellon Worldwide Growth Fund, Inc.
34.	CitizensSelect Funds
35.	Dreyfus Cash Management
36.	Dreyfus Government Cash Management Funds
37.	Dreyfus Institutional Liquidity Funds
38.	Dreyfus Institutional Preferred Money Market Funds
39.	Dreyfus Institutional Reserves Funds
40.	Dreyfus Tax Exempt Cash Management Funds
41.	Dreyfus Treasury Obligations Cash Management
42.	Dreyfus Treasury Securities Cash Management
43.	General Money Market Fund, Inc.
44.	General Municipal Money Market Funds, Inc.
45.	General New York Municipal Money Market Fund

 (b)                    The following information is furnished with respect to the directors and officers of BNY Mellon Securities Corporation.  BNY Mellon Securities Corporation's principal business address is 240 Greenwich Street, New York, New York 10286.

Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None
David DiPetrillo****	Director and Executive Vice President	President
Catherine Keating*	Executive Vice President	None
Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President and Director	None
Matthew Perrone****	Executive Vice President	None
Gregory Pasquale ***	Chief Financial Officer and Treasurer	None
Beth Lehman++	Chief Legal Officer	None
John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None

Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Robert Saccone**	Chief Compliance Officer (Broker-Dealer Business)	None
Joseph Pigott*	Chief Risk Officer	None
Jack O'Savage***	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Senior Vice President	None
Christine Algozzini*	Senior Vice President	None
Kevin Brown+++	Senior Vice President	None
Jonathan Snyder**	Senior Vice President	None
Christopher Donoghue**	Vice President	None
Tina Rizzo**	Vice President and Privacy Officer	None
James Windels****	Vice President	Treasurer
Fayfay Wen****	Vice President	None
Susan O'Donovan***	Vice President	None
Ryan Care****	Vice President	None
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Philip O'Dwyer****	Vice President – Real Estate	None
Elizabeth Schuette****	Vice President – Real Estate	None
Marianne Thomas+	Vice President	None
Charles Doumar****	Vice President – Tax	None
Vivian Herrea***	Vice President – Tax	None
Dennis Rimkunas****	Vice President – Tax	None
Colleen Cain†	Secretary	None
Yumi Frost****	Assistant Secretary	None
Susan Maroni†	Assistant Secretary	None
Cristina Rice†	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407
+++	Principal business address is Atlanta, GA, 30334

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

1. The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

2. BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

3. BNY Mellon ETF Investment Adviser, LLC
201 Washington Street
 Boston, Massachusetts 02108

Item 34.           Management Services

 Not Applicable.

Item 35.           Undertakings

 Not Applicable.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 15th of April 2025.

BNY Mellon ETF Trust II

BY:	/s/ Lisa M. King
Lisa M. King, Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	04/15/2025

David DiPetrillo

/s/ James Windels*	Treasurer (Principal Financial	04/15/2025

James Windels	and Accounting Officer)

/s/ J. Charles Cardona*	Chairman of the Board	04/15/2025

J. Charles Cardona

/s/ Kristen M. Dickey*	Board Member	04/15/2025

Kristen M. Dickey

/s/ F. Jack Liebau, Jr.*	Board Member	04/15/2025

F. Jack Liebau, Jr

/s/ Jill I. Mavro*	Board Member	04/15/2025

Jill I. Mavro

/s/ Kevin W. Quinn*	Board Member	04/15/2025

Kevin W. Quinn

/s/ Stacy L. Schaus*	Board Member	04/15/2025

Stacy L. Schaus

*BY:  /s/ Lisa M. King
 Lisa M. King
 Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits